                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-4257

                            SCUDDER VARIABLE SERIES I
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       06/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Variable Series I

Semiannual Report to Shareholders

June 30, 2005

Contents

Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

Click Here Money Market Portfolio

Click Here Bond Portfolio

Click Here Growth and Income Portfolio

Click Here Capital Growth Portfolio

Click Here Global Discovery Portfolio

Click Here International Portfolio

Click Here Health Sciences Portfolio

Click Here Notes to Financial Statements

Click Here Proxy Voting

This report must be preceded or accompanied by a prospectus. To obtain a prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the product's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the investment product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read both the contract and underlying prospectus for specific details regarding the product's investments and risk profile.

Information About Your Portfolio's Expenses

Money Market Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,011.00
Expenses Paid per $1,000*	$ 2.79
Hypothetical 5% Portfolio Return
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,022.02
Expenses Paid per $1,000*	$ 2.81

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Scudder Variable Series I — Money Market Portfolio	.56%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Money Market Portfolio

Short-term interest rates rose steadily during the semiannual period as investors reacted to rising oil prices, increasing signs of inflationary pressure and the continued series of interest rate increases by the US Federal Reserve Board (the Fed). The federal funds rate stood at 3.25% on June 30, 2005, compared with 2.25% six months earlier, following four hikes of 0.25%by the Fed. The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely-watched indicator of US Federal Reserve Board monetary policy. The one-year LIBOR rate, an industry standard for measuring one-year money market rates, stood at a four-year high of 3.90% at the close of the period.

The portfolio provided a total return of 1.10% (Class A shares, unadjusted for contract charges) for the six months ended June 30, 2005, compared with the 1.07% average return for funds in the Lipper Money Market Funds category for the same period. The seven-day current yield for the portfolio was 2.63% as of June 30, 2005.

Our strategy was to keep the portfolio's average maturity relatively short in order to reduce risk, generally limiting our purchases to three-month-maturity issues and shorter. (Shorter-term securities are generally less risky than longer-term securities and are therefore potentially more attractive in a difficult environment.) From time to time, when the market offered more attractive yields at longer maturities, we added some longer-term issues. Overall, we maintain our conservative investment strategy and our insistence on the highest credit quality within the portfolio.

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return will fluctuate. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the portfolio than the total return quotation.

Risk Considerations

An investment in this portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The Lipper Money Market Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Money Market Portfolio

Asset Allocation	6/30/05	12/31/04

Commercial Paper	33%	42%
Short-Term Notes	22%	21%
Repurchase Agreements	18%	13%
US Government Sponsored Agencies+	13%	13%
Certificates of Deposit and Bank Notes	12%	9%
Promissory Notes	2%	2%
	100%	100%

+ Not backed by the full faith and credit of the US Government

Weighted Average Maturity
Scudder Variable Series I — Money Market Portfolio	33 days	28 days
First Tier Retail Money Fund Average*	36 days	36 days

* The Portfolio is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation is subject to change.

For more complete details about the Portfolio's holdings, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2005 (Unaudited)

Money Market Portfolio

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 12.1%
Barclays Bank PLC, 3.06%, 8/9/2005	1,000,000	1,000,000
BNP Paribas, 3.16%, 8/9/2005	2,400,000	2,399,988
Depfa Bank PLC, 3.22%, 2/6/2006	1,000,000	1,000,000
European Investment Bank, 4.0%, 8/30/2005	1,556,000	1,557,616
Toronto Dominion Bank, 3.75%, 5/16/2006	500,000	499,957
Total Certificates of Deposit and Bank Notes (Cost $6,457,561)		6,457,561

Commercial Paper** 32.8%
Apreco LLC:
3.21%, 7/19/2005	1,000,000	998,395
3.32%, 8/8/2005	1,000,000	996,496
Charta LLC, 3.25%, 8/4/2005	2,500,000	2,492,326
Giro Funding US Corp., 3.13%, 7/8/2005	2,000,000	1,998,783
ING Verzekeringen NV, 3.36%, 8/26/2005	1,000,000	994,773
Lake Constance Funding LLC, 3.05%, 7/1/2005	1,000,000	1,000,000
National Rural Utilities CFC, 3.32%, 8/8/2005	1,000,000	996,496
Sanofi-Aventis:
3.1%, 7/13/2005	2,000,000	1,997,933
3.31%, 8/3/2005	550,000	548,331
Swedish National Housing Finance Corp., 3.24%, 8/16/2005	1,000,000	995,860
Tango Finance Corp., 3.14%, 8/4/2005	2,000,000	1,994,069
Verizon Network Funding Corp.:
3.21%, 7/7/2005	1,500,000	1,499,197
3.33%, 8/5/2005	1,000,000	996,763
Total Commercial Paper (Cost $17,509,422)		17,509,422

Promissory Notes 1.9%
The Goldman Sachs Group, Inc., 2.93%*, 10/28/2005 (Cost $1,000,000)	1,000,000	1,000,000

Short-Term Notes 22.2%
American Express Credit Corp., 3.07%*, 9/30/2005	1,800,000	1,800,162
American Honda Finance Corp., 3.404%*, 6/22/2006	1,000,000	1,000,000
	Principal Amount ($)	Value ($)

Credit Suisse First Boston, 3.38%*, 9/9/2005	2,000,000	2,000,090
General Electric Co., 3.21%*, 10/24/2005	1,000,000	1,000,167
Links Finance LLC, 3.22%*, 5/22/2006	1,500,000	1,499,863
Kimberly-Clark Corp., 4.5%, 7/30/2005	1,000,000	1,000,824
Merrill Lynch & Co., Inc., 3.2%*, 5/5/2006	1,500,000	1,501,019
Morgan Stanley, 3.32%*, 11/15/2005	1,000,000	1,000,000
Skandinaviska Enskilda Banken 3.27%*, 7/18/2006	1,000,000	1,000,000
Total Short-Term Notes (Cost $11,802,125)		11,802,125

US Government Sponsored Agencies 12.7%
Federal Home Loan Mortgage Corp.:
3.08%*, 10/7/2005	4,000,000	4,000,000
3.83%, 6/20/2006	750,000	750,000
Federal National Mortgage Association, 3.05%**, 7/1/2005	2,000,000	2,000,000
Total US Government Sponsored Agencies (Cost $6,750,000)		6,750,000

Repurchase Agreements 18.0%
Bank of America, 3.4%, dated 6/30/2005, to be repurchased at $1,000,094 on 7/1/2005 (b)	1,000,000	1,000,000
Goldman Sachs Co., Inc., 3.09%, dated 6/14/2005, to be repurchased at $2,002,918 on 7/1/2005 (c)	2,000,000	2,000,000
JPMorgan Securities, Inc., 3.43%, dated 6/30/2005, to be repurchased at $6,000,572 on 7/1/2005 (d)	6,000,000	6,000,000
State Street Bank and Trust Co., 2.65%, dated 6/30/2005, to be repurchased at $618,045 on 7/1/2005 (e)	618,000	618,000
Total Repurchase Agreements (Cost $9,618,000)		9,618,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $53,137,108) (a)	99.7	53,137,108
Other Assets and Liabilities, Net	0.3	147,749
Net Assets	100.0	53,284,857

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2005.

** Annualized yield at time of purchase; not a coupon rate.

(a) Cost for federal income tax purposes was $53,137,108.

(b) Collateralized by $989,331 Federal Home Loan Mortgage Corp., 5.5%, maturing on 7/1/2020 with a value of $1,020,001.

(c) Collateralized by $2,004,165 Federal Home Loan Mortgage Corp., 5.5%, maturing on 6/1/2035 with a value of $2,040,001.

(d) Collateralized by $6,169,357 Federal Home Loan Mortgage Corp., 4.0%, maturing on 4/17/2017 with a value of $6,120,918.

(e) Collateralized by $633,925 Federal Home Loan Mortgage Corp., 4.0%, maturing on 8/1/2008 with a value of $630,526.

At December 31, 2004, the Money Market Portfolio had a net tax basis capital loss carryforward of approximately $2,640 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Money Market Portfolio

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at amortized cost	$ 43,519,108
Repurchase agreements, at amortized cost	9,618,000
Total investments in securities, at amortized cost	53,137,108
Cash	66,762
Interest receivable	134,954
Receivable for Portfolio shares sold	42,733
Other assets	902
Total assets	53,382,459
Liabilities
Payable for Portfolio shares redeemed	58,802
Accrued management fee	16,294
Other accrued expenses and payables	22,506
Total liabilities	97,602
Net assets, at value	$ 53,284,857
Net Assets
Net assets consist of: Undistributed net investment income	3,677
Accumulated net realized gain (loss)	(2,634)
Paid-in capital	53,283,814
Net assets, at value	$ 53,284,857
Net Asset Value, offering and redemption price per share ($53,284,857 ÷ 53,274,977 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Interest	$ 741,449
Expenses: Management fee	98,948
Custodian and accounting fees	29,063
Auditing	7,119
Legal	6,705
Trustees' fees and expenses	2,584
Reports to shareholders	3,030
Other	3,436
Total expenses, before expense reductions	150,885
Expense reductions	(813)
Total expenses, after expense reductions	150,072
Net investment income	591,377
Net realized gain (loss) from investments	8
Net increase (decrease) in net assets resulting from operations	$ 591,385

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income	$ 591,377	$ 544,033
Net realized gain (loss) on investment transactions	8	1,745
Net increase (decrease) in net assets resulting from operations	591,385	545,778
Distributions to shareholders from net investment income	(591,377)	(540,356)
Portfolio share transactions: Proceeds from shares sold	12,102,515	32,931,943
Reinvestment of distributions	591,377	540,356
Cost of shares redeemed	(14,124,529)	(48,506,966)
Net increase (decrease) in net assets from Portfolio share transactions	(1,430,637)	(15,034,667)
Increase (decrease) in net assets	(1,430,629)	(15,029,245)
Net assets at beginning of period	54,715,486	69,744,731
Net assets at end of period (including undistributed net investment income of $3,677 and $3,677, respectively)	$ 53,284,857	$ 54,715,486
Other Information
Shares outstanding at beginning of period	54,705,614	69,740,281
Shares sold	12,102,515	32,931,943
Shares issued to shareholders in reinvestment of distributions	591,377	540,356
Shares redeemed	(14,124,529)	(48,506,966)
Net increase (decrease) in Portfolio shares	(1,430,637)	(15,034,667)
Shares outstanding at end of period	53,274,977	54,705,614

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Money Market Portfolio

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.011	.009	.008	.015	.038	.060
Less distributions from: Net investment income	(.011)	(.009)	(.008)	(.015)	(.038)	(.060)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.10**	.90	.82	1.49	3.88	6.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	55	70	101	139	121
Ratio of expenses before expense reductions (%)	.56*	.53	.48	.43	.46[b]	.46
Ratio of expenses after expense reductions (%)	.56*	.53	.48	.43	.45[b]	.46
Ratio of net investment income (%)	2.21*	.89	.83	1.49	3.77	6.00

a For the six months ended June 30, 2005 (Unaudited).

b The ratios of expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .45% and .45%, respectively.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

Bond Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B**
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,026.00	$ 1,016.00
Expenses Paid per $1,000*	$ 3.11	$ 1.71
Hypothetical 5% Portfolio Return	Class A	Class B**
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,021.72	$ 1,006.38
Expenses Paid per $1,000*	$ 3.11	$ 1.70

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365. For Class B shares the average account value over the period was multiplied by the number of days since commencement (May 3, 2005), then divided by 365.

Annualized Expense Ratios	Class A	Class B**
Scudder Variable Series I — Bond Portfolio	.62%	1.05%

** For the period May 3, 2005 (commencement of operations of Class B shares) to June 30, 2005.

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Bond Portfolio

The "conundrum" of falling long-term interest rates in the face of tightening by the US Federal Reserve Board (the Fed) characterized the first half of 2005. The Fed surprised almost no one by continuing its "measured" tightening policy, increasing the fed funds rate by 1.0%. In contrast, the 10-year Treasury yield declined from 4.2% to 3.9% during the six-month period as the yield curve continued to flatten. All of the non-Treasury sectors of the bond market, with the exception of corporate bonds, outperformed Treasury issues. Against this backdrop, the portfolio posted a positive return of 2.60% (Class A shares, unadjusted for contract charges) for the six-month period, outpacing the 2.51% return of its benchmark, the Lehman Brothers Aggregate Bond Index.

Performance relative to the market benefited from security selection within the corporate sector. Specifically, bottom-up analysis led to overweight positions in the utilities and financials sectors and an underweight position in the auto sector. Select holdings of international government bonds in both developed and emerging markets further contributed to performance relative to the benchmark, as these holdings outperformed Treasury issues on balance. In contrast, an allocation to high yield detracted somewhat from returns despite a strong rebound in the performance of the sector toward the end of the period. We continue to employ our bottom-up, security selection driven process to identify undervalued bonds with the goal of generating consistent excess returns that are attractive on both an absolute and risk-adjusted basis.

Co-Lead Managers		Portfolio Managers
Gary W. Bartlett, CFA	J. Christopher Gagnier	Brett Diment	William T. Lissenden
Andrew P. Cestone	Daniel R. Taylor, CFA	Edwin Gutierrez	Catharine Peppiatt
Warren S. Davis	Timothy C. Vile	Stephen Ilott	Bruce Rodio
Thomas J. Flaherty		Paul Lambert	Ian Winship

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yield, or coupon rate, is simply the interest paid by a bond at the time it matures (is paid back to the purchaser). A bond with a 10% coupon or interest rate yields 10% of its principal when it matures.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep" this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Bond Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Corporate Bonds	20%	21%
Collateralized Mortgage Obligations	18%	23%
US Government Backed	13%	15%
Foreign Bonds — US$ Denominated	11%	9%
Commercial and Non-Agency Mortgage-Backed Securities	9%	8%
Foreign Bonds — Non US$ Denominated	8%	5%
US Government Agency Sponsored Pass-Throughs	7%	6%
Asset Backed	5%	6%
Municipal Bonds and Notes	5%	4%
Cash Equivalents	3%	2%
Government National Mortgage Association	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	6/30/05	12/31/04

US Government & Treasury Obligations	39%	45%
AAA*	24%	21%
AA	3%	4%
A	10%	9%
BBB	15%	13%
BB or Below	9%	8%
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/05	12/31/04

Under 1 year	10%	7%
1 < 5 years	44%	48%
5 < 10 years	32%	45%
10 < 15 years	5%	—
15 + years	9%	—
	100%	100%

* Category includes cash equivalents

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2005 (Unaudited)

Bond Portfolio

	Principal Amount ($)(g)	Value ($)

Corporate Bonds 20.2%
Consumer Discretionary 2.1%
155 East Tropicana LLC/Finance, 144A, 8.75%, 4/1/2012 (f)	30,000	29,175
Adesa, Inc., 7.625%, 6/15/2012	25,000	25,375
Auburn Hills Trust, 12.375%, 5/1/2020	70,000	105,982
AutoNation, Inc., 9.0%, 8/1/2008	35,000	38,237
Aztar Corp., 7.875%, 6/15/2014 (f)	60,000	63,450
Cablevision Systems New York Group, Series B, 7.89%*, 4/1/2009	25,000	25,063
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	25,000	27,906
9.375%, 2/15/2007	25,000	26,875
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	400,000	453,351
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	40,000	31,600
CSC Holdings, Inc.:
7.25%, 7/15/2008	20,000	20,050
7.875%, 12/15/2007	50,000	51,625
DaimlerChrysler NA Holding Corp., 4.75%, 1/15/2008	481,000	482,859
Dex Media East LLC/Financial, 12.125%, 11/15/2012	114,000	136,515
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (f)	25,000	22,500
EchoStar DBS Corp., 6.625%, 10/1/2014	30,000	29,625
Foot Locker, Inc., 8.5%, 1/15/2022	30,000	32,925
Gregg Appliances, Inc., 144A, 9.0%, 2/1/2013	20,000	18,750
ITT Corp., 7.375%, 11/15/2015	30,000	33,375
Jacobs Entertainment, Inc.:
11.875%, 2/1/2009	70,000	75,512
144A, 11.875%, 2/1/2009	10,000	10,788
Liberty Media Corp., 5.7%, 5/15/2013 (f)	230,000	213,924
Mandalay Resort Group, 6.5%, 7/31/2009 (f)	94,000	96,115
Mediacom LLC, 9.5%, 1/15/2013 (f)	35,000	34,913
MGM MIRAGE:
6.0%, 10/1/2009	195,000	195,975
8.375%, 2/1/2011 (f)	65,000	70,850
9.75%, 6/1/2007	40,000	43,350
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	20,000	21,700
NCL Corp., 144A, 11.625%, 7/15/2014	30,000	31,575
Petro Stopping Centers, 9.0%, 2/15/2012	50,000	50,250
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	35,000	33,950
PRIMEDIA, Inc.:
8.638%*, 5/15/2010	55,000	57,475
8.875%, 5/15/2011	55,000	57,612
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	45,000	51,244
Restaurant Co., 11.25%, 5/15/2008	37,640	37,640
Schuler Homes, Inc., 10.5%, 7/15/2011	45,000	49,612
	Principal Amount ($)(g)	Value ($)

Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	45,000	46,125
8.75%, 12/15/2011	65,000	68,250
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	30,000	30,300
TCI Communications, Inc., 8.75%, 8/1/2015	348,000	446,407
Tele-Communications, Inc., 10.125%, 4/15/2022	168,000	246,408
Toys "R" Us, Inc., 7.375%, 10/15/2018	35,000	28,350
TRW Automotive, Inc., 11.0%, 2/15/2013 (f)	65,000	74,750
United Auto Group, Inc., 9.625%, 3/15/2012	45,000	48,037
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	25,000	26,500
Williams Scotsman, Inc., 9.875%, 6/1/2007	80,000	80,400
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	45,000	43,762
		3,927,012
Consumer Staples 0.1%
Agrilink Foods, Inc., 11.875%, 11/1/2008	12,000	12,405
Alliance One International, Inc., 144A, 11.0%, 5/15/2012	35,000	36,050
GNC Corp., 144A, 8.625%, 1/15/2011	10,000	9,250
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013 (f)	25,000	22,375
Swift & Co.:
10.125%, 10/1/2009	35,000	38,150
12.5%, 1/1/2010	15,000	16,744
Viskase Co., Inc., 11.5%, 6/15/2011	45,000	48,600
		183,574
Energy 1.5%
Chesapeake Energy Corp., 6.875%, 1/15/2016	20,000	20,850
CITGO Petroleum Corp., 6.0%, 10/15/2011	65,000	64,838
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	55,000	60,775
Edison Mission Energy, 7.73%, 6/15/2009	130,000	136,987
El Paso Production Holding Corp., 7.75%, 6/1/2013	35,000	37,363
Enterprise Products Operating LP:
144A, 5.0%, 3/1/2015	125,000	122,741
7.5%, 2/1/2011	347,000	389,890
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	60,000	59,400
Sempra Energy, 4.621%, 5/17/2007	760,000	763,589
Southern Natural Gas, 8.875%, 3/15/2010	35,000	38,392
Stone Energy Corp.:
6.75%, 12/15/2014	20,000	19,450
8.25%, 12/15/2011	55,000	57,613
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	880,000	914,558
	Principal Amount ($)(g)	Value ($)

Whiting Petroleum Corp., 7.25%, 5/1/2012	20,000	20,500
Williams Companies, Inc.:
8.125%, 3/15/2012	65,000	73,775
8.75%, 3/15/2032	30,000	36,037
		2,816,758
Financials 8.4%
AIG SunAmerica Global Finance IX, 144A, 5.1%, 1/17/2007	505,000	511,274
Allstate Corp., 5.55%, 5/9/2035	220,000	227,654
American General Finance Corp.:
2.75%, 6/15/2008	1,145,000	1,093,967
Series I, 4.875%, 5/15/2010	170,000	171,648
AmeriCredit Corp., 9.25%, 5/1/2009	85,000	90,525
Berkshire Hathaway Finance Corp., 144A, 3.18%*, 1/11/2008 (f)	1,416,000	1,416,725
BF Saul Real Estate Investment Trust, (REIT), 7.5%, 3/1/2014	30,000	31,050
Downey Financial Corp., 6.5%, 7/1/2014	745,000	796,159
Duke Capital LLC, 4.302%, 5/18/2006	817,000	818,699
E*TRADE Financial Corp., 8.0%, 6/15/2011	50,000	52,625
Erac USA Finance Co.:
144A, 5.6%, 5/1/2015	455,000	470,157
144A, 8.0%, 1/15/2011	330,000	382,115
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	485,000	527,074
Ford Motor Credit Co.:
5.8%, 1/12/2009	177,000	168,025
6.875%, 2/1/2006	2,789,000	2,816,876
7.25%, 10/25/2011	55,000	52,925
General Motors Acceptance Corp.:
4.13%*, 3/20/2007	55,000	53,341
6.125%, 8/28/2007 (f)	15,000	14,846
6.75%, 1/15/2006	965,000	972,614
6.75%, 12/1/2014 (f)	30,000	26,840
6.875%, 9/15/2011	20,000	18,462
8.0%, 11/1/2031	165,000	147,236
H&E Equipment/Finance, 11.125%, 6/15/2012	40,000	44,100
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	250,000	256,604
Merrill Lynch & Co., Inc., Series C, 5.0%, 1/15/2015 (f)	230,000	235,505
NLV Financial Corp., 144A, 6.5%, 3/15/2035	734,000	751,228
North Front Pass-Through Trust, 144A, 5.81%, 12/15/2024	250,000	257,606
OMX Timber Finance Investment LLC, 144A, 5.42%, 1/29/2020	330,000	342,510
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	505,000	586,953
Poster Financial Group, Inc., 8.75%, 12/1/2011	45,000	45,788
PXRE Capital Trust I, 8.85%, 2/1/2027	40,000	41,477
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	40,000	46,500
RC Royalty Subordinated LLC, 7.0%, 1/1/2018	30,000	24,600
Simon Property Group L.P., (REIT), 144A, 4.6%, 6/15/2010	345,000	345,192
	Principal Amount ($)(g)	Value ($)

The Goldman Sachs Group, Inc.:
4.75%, 7/15/2013	515,000	514,569
5.125%, 1/15/2015	260,000	264,823
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	45,000	36,450
Triad Acquisition, 144A, 11.125%, 5/1/2013	25,000	25,313
UGS Corp., 10.0%, 6/1/2012	55,000	61,050
Universal City Development, 11.75%, 4/1/2010	55,000	63,112
Wells Fargo & Co., 4.2%, 1/15/2010	501,000	500,736
		15,304,953
Health Care 0.1%
Cinacalcet Royalty Subordinated LLC, 144A, 8.0%, 3/30/2017	25,000	25,250
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (f)	10,000	9,225
HEALTHSOUTH Corp., 10.75%, 10/1/2008	45,000	46,800
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	20,000	15,600
Tenet Healthcare Corp.:
6.375%, 12/1/2011	10,000	9,525
144A, 9.25%, 2/1/2015	75,000	77,813
		184,213
Industrials 2.5%
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	35,000	32,725
Series B, 9.25%, 9/1/2012	50,000	54,000
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	252,105	278,866
Avondale Mills, Inc., 144A, 10.093%*, 7/1/2012	35,000	32,900
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	399,066	427,716
Bear Creek Corp., 144A, 8.33%*, 3/1/2012	25,000	24,250
Beazer Homes USA, Inc.:
8.375%, 4/15/2012	35,000	37,537
8.625%, 5/15/2011	25,000	26,500
Browning-Ferris Industries:
7.4%, 9/15/2035	55,000	47,300
9.25%, 5/1/2021	10,000	10,125
Cenveo Corp., 7.875%, 12/1/2013	40,000	38,000
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	45,000	46,575
Columbus McKinnon Corp., 10.0%, 8/1/2010	35,000	37,975
Compression Polymers Corp.:
144A, 10.46%*, 7/1/2012	15,000	15,000
144A, 10.5%, 7/1/2013	15,000	15,000
Cornell Companies, Inc., 10.75%, 7/1/2012	35,000	36,313
D.R. Horton, Inc.:
5.375%, 6/15/2012	765,000	760,793
5.625%, 9/15/2014 (f)	181,000	180,739
Dana Corp., 7.0%, 3/1/2029	50,000	43,680
Erico International Corp., 8.875%, 3/1/2012	30,000	30,450
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	75,000	81,750
	Principal Amount ($)(g)	Value ($)

K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2015 (f)	405,000	399,937
8.875%, 4/1/2012	40,000	43,300
Kansas City Southern:
7.5%, 6/15/2009	25,000	25,812
9.5%, 10/1/2008	70,000	76,300
Laidlaw International, Inc., 10.75%, 6/15/2011	45,000	52,726
Millennium America, Inc., 9.25%, 6/15/2008	80,000	86,600
Northwest Airlines Corp., Series 02-1, 6.264%, 11/20/2021	1,225,677	1,274,569
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	25,000	21,125
Ship Finance International Ltd., 8.5%, 12/15/2013	60,000	57,075
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	25,000	23,250
10.375%, 7/1/2012	60,000	62,700
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	30,000	33,975
United Rentals North America, Inc., 7.0%, 2/15/2014 (f)	55,000	52,388
Xerox Capital Trust I, 8.0%, 2/1/2027	25,000	25,875
		4,493,826
Information Technology 0.2%
Activant Solutions, Inc.:
144A, 8.9%*, 4/1/2010	15,000	15,525
10.5%, 6/15/2011	35,000	37,975
Lucent Technologies, Inc.:
6.45%, 3/15/2029	70,000	62,650
7.25%, 7/15/2006 (f)	25,000	25,562
Sanmina-SCI Corp.:
144A, 6.75%, 3/1/2013 (f)	80,000	76,400
10.375%, 1/15/2010	58,000	64,380
		282,492
Materials 1.7%
ARCO Chemical Co., 9.8%, 2/1/2020	115,000	128,800
Caraustar Industries, Inc., 9.875%, 4/1/2011	20,000	20,150
Constar International, Inc., 144A, 6.643%*, 2/15/2012	20,000	19,100
Dayton Superior Corp., 10.75%, 9/15/2008	50,000	52,000
GEO Specialty Chemicals, Inc., 11.62%, 12/31/2009	38,000	40,280
Georgia-Pacific Corp.:
7.75%, 11/15/2029	305,000	342,744
8.0%, 1/15/2024	65,000	74,750
8.875%, 5/15/2031	435,000	538,312
9.375%, 2/1/2013	50,000	56,563
Hercules, Inc., 6.75%, 10/15/2029	40,000	38,800
Huntsman Advanced Materials LLC, 11.0%, 7/15/2010	55,000	62,150
Huntsman LLC, 11.625%, 10/15/2010	56,000	65,590
IMC Global, Inc.:
7.375%, 8/1/2018	20,000	20,000
10.875%, 8/1/2013 (f)	45,000	52,762
Lubrizol Corp., 5.5%, 10/1/2014	1,010,000	1,041,629
Omnova Solutions, Inc., 11.25%, 6/1/2010	65,000	68,250
	Principal Amount ($)(g)	Value ($)

Oregon Steel Mills, Inc., 10.0%, 7/15/2009	25,000	26,937
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	15,000	16,763
Sheffield Steel Corp., 11.375%, 8/15/2011	25,000	24,250
Texas Industries, Inc., 10.25%, 6/15/2011	55,000	63,731
TriMas Corp., 9.875%, 6/15/2012	65,000	54,600
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	30,000	24,600
United States Steel Corp., 9.75%, 5/15/2010	60,000	64,800
Weyerhaeuser Co.:
7.125%, 7/15/2023	100,000	111,929
7.375%, 3/15/2032	155,000	182,772
		3,192,262
Telecommunication Services 1.0%
AirGate PCS, Inc., 6.891%*, 10/15/2011	10,000	10,225
Anixter International, Inc., 5.95%, 3/1/2015	87,000	86,212
AT&T Corp.:
9.05%, 11/15/2011	45,000	51,863
9.75%, 11/15/2031	45,000	58,556
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	620,000	655,411
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (f)	10,000	10,500
8.375%, 1/15/2014 (f)	85,000	87,125
144A, 8.375%, 1/15/2014	10,000	10,250
Insight Midwest LP, 9.75%, 10/1/2009	25,000	25,906
LCI International, Inc., 7.25%, 6/15/2007	50,000	48,500
MCI, Inc., 8.735%, 5/1/2014	60,000	67,275
Nextel Communications, Inc.:
5.95%, 3/15/2014	20,000	20,775
7.375%, 8/1/2015	105,000	113,400
Nextel Partners, Inc., 8.125%, 7/1/2011	30,000	32,550
Northern Telecom Capital, 7.875%, 6/15/2026	30,000	30,000
Qwest Corp.:
144A, 6.671%*, 6/15/2013	15,000	15,356
7.25%, 9/15/2025	100,000	93,500
SBC Communications, Inc., 6.15%, 9/15/2034 (f)	383,000	414,880
		1,832,284
Utilities 2.6%
AES Corp., 144A, 8.75%, 5/15/2013	65,000	72,637
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012 (f)	85,000	95,200
Series A, 144A, 10.25%, 11/15/2007	20,000	22,000
Series B, 144A, 13.0%, 11/15/2007	25,000	27,594
CC Funding Trust I, 6.9%, 2/16/2007	758,000	789,524
CMS Energy Corp.:
8.5%, 4/15/2011	45,000	50,175
9.875%, 10/15/2007	80,000	87,200
	Principal Amount ($)(g)	Value ($)

Consumers Energy Co., Series F, 4.0%, 5/15/2010	980,000	955,779
DPL, Inc., 6.875%, 9/1/2011	45,000	48,600
NorthWestern Corp., 144A, 5.875%, 11/1/2014	25,000	25,625
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	80,000	84,400
Progress Energy, Inc., 6.75%, 3/1/2006	1,400,000	1,423,874
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	40,000	43,600
10.0%, 10/1/2009	65,000	72,962
San Diego Gas & Electric Co., 5.35%, 5/15/2035	675,000	699,735
TXU Energy Co., 7.0%, 3/15/2013	235,000	262,080
		4,760,985
Total Corporate Bonds (Cost $36,695,943)		36,978,359

Foreign Bonds — US$ Denominated 11.4%
Consumer Discretionary 0.1%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	49,000	54,880
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	55,000	59,675
Shaw Communications, Inc., 8.25%, 4/11/2010	70,000	77,700
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	25,000	24,250
		216,505
Consumer Staples 0.1%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	40,000	44,100
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	20,000	20,700
		64,800
Energy 0.2%
Luscar Coal Ltd., 9.75%, 10/15/2011	60,000	66,000
OAO Gazprom, 144A, 9.625%, 3/1/2013	100,000	122,625
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	111,001	124,321
Secunda International Ltd., 11.141%*, 9/1/2012	25,000	24,375
		337,321
Financials 4.3%
Barclays Bank PLC, 1.0%, 12/15/2049	340,000	347,344
BNP Paribas SA, 144A, 5.186%, 6/29/2049	650,000	657,161
Chuo Mitsui Trust & Banking Co., Ltd, 144A, 5.506%, 12/29/2049	670,000	658,225
DBS Capital Funding Corp., 144A, 7.657%, 3/31/2049	181,000	207,442
Eircom Funding, 8.25%, 8/15/2013	40,000	43,400
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,330,000	1,334,021
Mizuho Financial Group, (Cayman), 8.375%, 4/27/2049	1,320,000	1,443,420
Nordea Bank AB, 144A, 5.424%, 12/29/2049	740,000	762,119
	Principal Amount ($)(g)	Value ($)

Royal Bank of Scotland Group PLC, Series 1, 9.118%, 3/31/2049	364,000	433,501
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	635,000	693,682
Westfield Capital Corp., 144A, 4.375%, 11/15/2010	1,300,000	1,297,971
		7,878,286
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	40,000	40,900
Industrials 1.5%
CP Ships Ltd., 10.375%, 7/15/2012	45,000	50,400
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	50,000	52,000
10.25%, 6/15/2007	80,000	85,600
12.5%, 6/15/2012	30,000	35,100
LeGrand SA, 8.5%, 2/15/2025	40,000	48,400
Stena AB, 9.625%, 12/1/2012	30,000	32,700
Tyco International Group SA:
6.375%, 10/15/2011	960,000	1,054,373
6.75%, 2/15/2011	996,000	1,105,662
7.0%, 6/15/2028	194,000	233,962
		2,698,197
Materials 1.4%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	35,000	39,550
Cascades, Inc., 7.25%, 2/15/2013	60,000	58,650
Celulosa Arauco y Constitucion SA, 8.625%, 8/15/2010	615,000	716,710
Crown Euro Holdings SA, 10.875%, 3/1/2013	25,000	29,375
ISPAT Inland ULC, 9.75%, 4/1/2014	56,000	65,240
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	10,000	10,925
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	1,365,000	1,499,835
Tembec Industries, Inc.:
8.5%, 2/1/2011 (f)	90,000	69,525
8.625%, 6/30/2009 (f)	70,000	57,050
		2,546,860
Sovereign Bonds 1.3%
Aries Vermogensverwaltung GmbH, Series C, 9.6%, 10/25/2014	250,000	324,835
Federative Republic of Brazil, 8.875%, 10/14/2019	25,000	26,500
Republic of Bulgaria, 8.25%, 1/15/2015	560,000	705,096
Republic of Indonesia, 7.25%, 4/20/2015	80,000	81,200
Republic of Turkey:
7.25%, 3/15/2015 (f)	15,000	15,450
11.75%, 6/15/2010	90,000	111,825
11.875%, 1/15/2030	90,000	130,162
Republic of Venezuela, 10.75%, 9/19/2013 (f)	10,000	11,705
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	150,000	167,460
	Principal Amount ($)(g)	Value ($)

Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	250,000	235,875
United Mexican States:
Series A, 6.75%, 9/27/2034 (f)	500,000	530,000
8.375%, 1/14/2011	40,000	46,560
		2,386,668
Telecommunication Services 2.1%
America Movil SA de CV, 5.75%, 1/15/2015	590,000	599,064
Axtel SA, 11.0%, 12/15/2013	25,000	27,250
British Telecommunications PLC, 8.875%, 12/15/2030	935,000	1,319,896
Embratel, Series B, 11.0%, 12/15/2008	20,000	22,750
Intelsat Bermuda Ltd., 144A, 7.805%*, 1/15/2012	35,000	35,613
Millicom International Cellular SA, 10.0%, 12/1/2013	45,000	44,775
Mobifon Holdings BV, 12.5%, 7/31/2010	60,000	72,750
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	20,000	20,750
Nortel Networks Ltd., 6.125%, 2/15/2006	80,000	80,500
Telecom Italia Capital:
144A, 4.0%, 1/15/2010	175,000	170,043
5.25%, 11/15/2013	690,000	700,491
Telefonos de Mexico SA de CV, Series L, 144A, 4.75%, 1/27/2010	795,000	794,332
		3,888,214
Utilities 0.4%
Scottish Power PLC, 5.81%, 3/15/2025	745,000	768,951
Total Foreign Bonds — US$ Denominated (Cost $20,214,217)		20,826,702

Foreign Bonds — Non US$ Denominated 8.1%
Sovereign Bonds 8.1%
Federal Republic of Germany, 144A, 3.25%, 4/17/2009 EUR	4,270,000	5,343,809
Government of Malaysia, 4.305%, 2/27/2009 MYR	3,901,208	1,060,175
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	3,660,000	289,468
Series MI-10, 8.0%, 12/19/2013 MXN	22,867,700	1,960,733
Series MI-10, 9.5%, 12/18/2014 MXN	10,029,000	937,831
Series M-20, 10.0%, 12/5/2024 MXN	1,220,000	114,981
Republic of Argentina:
5.83%, 12/31/2033 ARS	690,000	246,476
7.82%, 12/31/2033 EUR	74,287	80,324
Republic of Colombia, 12.0%, 10/22/2015 COP	178,000,000	79,871
Republic of Uruguay, 17.75%, 2/4/2006 UYU	6,500,000	294,195
United Kingdom Treasury Bonds, 5.0%, 9/7/2014 GBP	2,277,211	4,338,757
Total Foreign Bonds — Non US$ Denominated (Cost $14,206,446)		14,746,620
	Principal Amount ($)(g)	Value ($)

Asset Backed 5.5%
Automobile Receivables 1.7%
Drive Auto Receivables Trust, "A2", Series 2005-2, 144A, 4.12%, 1/15/2010	460,000	460,180
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	261,158	260,670
"A4", Series 2002-2, 4.3%, 3/15/2010	1,229,937	1,229,313
"B", Series 2002-1, 5.37%, 1/15/2010	236,900	237,505
Onyx Acceptance Owner Trust, "A3", Series 2003-D, 2.4%, 12/15/2007	898,666	895,052
		3,082,720
Home Equity Loans 3.6%
Bear Stearns Asset Backed Securities NIM, "A1", Series 2005-HE2N, 144A, 5.0%, 2/25/2035	532,632	532,632
First Franklin Mortgage Loan NIM, "N4", Series 2004-FFH2, 144A, 5.926%, 8/25/2034	750,000	755,508
New Century Home Equity Loan Trust, "A2", Series 2005-A, 4.461%, 8/25/2035	1,120,000	1,120,978
Novastar NIM Trust, "NOTE", Series 2004-N1, 144A, 4.458%, 2/26/2034	63,818	63,795
Park Place Securities NIM Trust, "A", Series 2004-WHQ2, 144A, 4.0%, 2/25/2035	424,731	423,808
Renaissance Home Equity Loan Trust, "AF6", Series 2005-2, 4.781%, 8/25/2035	147,000	147,000
Renaissance NIM Trust, "NOTE", Series 2004-C, 144A, 4.458%, 12/25/2034	511,670	511,829
Residential Asset Mortgage Products, Inc.:
"A3", Series 2003-RZ4, 3.38%, 2/25/2030	805,000	798,847
"AI3", Series 2004-RS4, 4.003%, 1/25/2030	1,070,000	1,067,115
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,176,093	1,201,950
		6,623,462
Industrials 0.2%
Delta Air Lines, Inc., "G-2", Series 2002-1, 6.417%, 7/2/2012	395,000	415,560
Total Asset Backed (Cost $10,229,684)		10,121,742

Convertible Bond 0.0%
DIMON, Inc., 6.25%, 3/31/2007	50,000	50,000
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	10,000	9,900
Total Convertible Bond (Cost $57,617)		59,900

	Principal Amount ($)(g)	Value ($)

US Government Agency Sponsored Pass-Throughs 6.8%
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2024	840,212	829,964
5.5% with various maturities from 11/15/2016 until 8/1/2024	1,582,577	1,634,797
Federal National Mortgage Association:
4.5% with various maturities from 7/1/2018 until 6/1/2033 (h)	1,237,736	1,222,258
5.0%, 8/1/2033 (h)	855,000	855,000
5.115%, 1/1/2035	696,427	701,684
5.5% with various maturities from 1/1/2025 until 3/1/2035	1,475,407	1,501,037
5.732%, 9/1/2014	1,495,763	1,627,423
6.0%, 3/1/2025	697,890	719,022
6.31%, 6/1/2008	1,700,000	1,775,688
6.5% with various maturities from 3/1/2017 until 9/1/2034	1,477,816	1,533,581
8.0%, 9/1/2015	71,377	76,341
Total US Government Agency Sponsored Pass-Throughs (Cost $12,416,282)		12,476,795

Commercial and Non-Agency Mortgage-Backed Securities 8.9%
American Home Mortgage Investment Trust, "5A3", Series 2005-2, 5.077%, 9/25/2035	1,050,000	1,050,000
Bank of America Mortgage Securities, "2A6", Series 2004-F, 4.168%*, 7/25/2034	1,180,000	1,179,905
Chase Commercial Mortgage Securities Corp., "A2", Series 1996-2, 6.9%, 11/19/2028	615,527	624,017
Citigroup Mortgage Loan Trust, Inc.:
"1A3", Series 2004-NCM1, 6.75%, 7/25/2034	652,225	674,850
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,187,507	1,233,151
Countrywide Alternative Loan Trust:
"A1", Series 2004-1T1, 5.0%, 2/25/2034	1,046,320	1,043,823
"A2", Series 2004-1T1, 5.5%, 2/25/2034	694,899	697,982
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	529,252	552,654
GS Mortgage Securities Corp. II, "AJ", Series 2005-GG4, 4.782%, 7/10/2039	1,501,000	1,513,704
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	1,257,348	1,284,575
"3A1", Series 2004-5, 6.5%, 6/25/2034	122,298	125,623
"5A1", Series 2005-2, 6.5%, 12/25/2034	357,495	364,258
"8A1", Series 2004-3, 7.0%, 4/25/2034	236,777	242,235
Master Asset Securitization Trust:
"2A7", Series 2003-9, 5.5%, 10/25/2033	697,999	709,346
"8A1", Series 2003-6, 5.5%, 7/25/2033	711,218	715,885
	Principal Amount ($)(g)	Value ($)

Residential Asset Securitization Trust, "A1", Series 2003-A11, 4.25%, 11/25/2033	494,884	494,043
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	19,655	20,019
Washington Mutual:
"A6", Series 2004-AR7, 3.953%*, 7/25/2034	740,000	731,253
"A6", Series 2003-AR11, 3.985%, 10/25/2033	740,000	731,667
"A6", Series 2003-AR10, 4.075%*, 10/25/2033	1,130,000	1,124,397
"A7, Series 2004-AR9, 4.211%*, 8/25/2034	737,000	736,156
"2A1", Series 2002-S8, 4.5%, 1/25/2018	295,033	294,591
Wells Fargo Mortgage Backed Securities Trust, "1A3", Series 2002-18, 6.0%, 12/25/2032	54,966	54,897
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $16,271,555)		16,199,031

Collateralized Mortgage Obligations 17.7%
Fannie Mae Grantor Trust, "A2", Series 2002-T19, 7.0%, 7/25/2042	320,205	339,015
Fannie Mae Whole Loan:
"1A1", Series 2004-W15, 6.0%, 8/25/2044	880,790	909,312
"2A", Series 2003-W8, 7.0%, 10/25/2042	451,047	477,703
"5A", Series 2004-W2, 7.5%, 3/25/2044	964,933	1,036,885
Federal Home Loan Mortgage Corp.:
"LC", Series 2682, 4.5%, 7/15/2032	570,000	561,508
"BG", Series 2869, 5.0%, 7/15/2033	185,000	186,459
"EG", Series 2836, 5.0%, 12/15/2032	1,580,000	1,580,490
"KD", Series 2915, 5.0%, 9/15/2033	1,140,000	1,139,003
"ND", Series 2950, 5.0%, 6/15/2033	1,140,000	1,139,730
"NE", Series 2802, 5.0%, 2/15/2033	1,580,000	1,583,922
"OG", Series 2889, 5.0%, 5/15/2033	685,000	688,958
"OL", Series 2840, 5.0%, 11/15/2022	1,335,000	1,357,443
"PD", Series 2783, 5.0%, 1/15/2033	761,000	763,061
"PD", Series 2844, 5.0%, 12/15/2032	1,580,000	1,582,040
"PD", Series 2893, 5.0%, 2/15/2033	800,000	806,369
"PD", Series 2939, 5.0%, 7/15/2033	535,000	534,485
"PE", Series 2721, 5.0%, 1/15/2023	2,425,000	2,441,238
"PE", Series 2898, 5.0%, 5/15/2033	335,000	336,581
"TE", Series 2780, 5.0%, 1/15/2033	1,150,000	1,153,113
"CH", Series 2390, 5.5%, 12/15/2016	200,000	207,578
	Principal Amount ($)(g)	Value ($)

"GD", Series 2497, 5.5%, 7/15/2014	248,929	249,211
"MC", Series 2394, 6.0%, 12/15/2016	1,420,000	1,477,692
"Z", Series 2173, 6.5%, 7/15/2029	1,041,110	1,087,104
Federal National Mortgage Association:
"A2", Series 2003-63, 2.34%, 7/25/2044	84,867	84,617
"WB", Series 2003-106, 4.5%, 10/25/2015	1,290,000	1,294,298
"A2", Series 2002-W10, 4.7%, 8/25/2042	1,368	1,365
"2A3", Series 2003-W15, 4.71%, 8/25/2043	718,684	718,030
"EG", Series 2005-22, 5.0%, 11/25/2033	750,000	750,158
"ME", Series 2005-14, 5.0%, 10/25/2033	1,525,000	1,521,413
"PE", Series 2005-44, 5.0%, 7/25/2033	300,000	299,243
"MC", Series 2002-56, 5.5%, 9/25/2017	586,245	599,658
"OG", Series 2001-69, 5.5%, 12/25/2016	750,000	782,892
"PG", Series 2002-3, 5.5%, 2/25/2017	500,000	522,395
"QC", Series 2002-11, 5.5%, 3/25/2017	290,000	301,914
"MG", Series 2002-2, 6.0%, 2/25/2017	1,285,818	1,335,576
"PM", Series 2001-60, 6.0%, 3/25/2030	230,160	231,854
"VD", Series 2002-56, 6.0%, 4/25/2020	117,584	118,862
"A2", Series 2002-T4, 7.0%, 12/25/2041	986,740	1,041,645
"ZQ", Series G92-9, 7.0%, 12/25/2021	260,768	266,948
FHLMC Structured Pass-Through Securities, "1A2", Series T-59, 7.0%, 10/25/2043	468,020	496,563
Government National Mortgage Association, "KA", Series 2002-5, 6.0%, 8/16/2026	248,081	249,487
Total Collateralized Mortgage Obligations (Cost $32,004,437)		32,255,818

Municipal Bonds and Notes 4.7%
California, Statewide Communities Development Authority Revenue, Series A-1, 4.0%, 11/15/2006 (c)	750,000	749,175
Hoboken, NJ, Core City General Obligation, 6.5%, 4/1/2026 (c)	1,900,000	2,282,983
Illinois, State General Obligation, 4.95%, 6/1/2023	1,025,000	1,058,159
Jicarilla, NM, Sales & Special Tax Revenue Apache Nation Revenue, 144A, 5.2%, 12/1/2013	670,000	693,329
Trenton, NJ, Core City General Obligation, School District Revenue, 4.7%, 4/1/2013 (c)	745,000	756,808
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (c)	940,000	980,561
	Principal Amount ($)(g)	Value ($)

Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (c)	1,420,000	1,478,745
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 3.8%, 10/1/2011 (c)	550,000	537,455
Total Municipal Bonds and Notes (Cost $8,020,615)		8,537,215

Government National Mortgage Association 0.8%
Government National Mortgage Association:
6.0% with various maturities from 1/15/2034 until 7/15/2034	925,944	955,555
7.0%, 9/20/2034	486,788	512,940
Total Government National Mortgage Association (Cost $1,480,568)		1,468,495

US Government Backed 13.1%
US Treasury Bonds:
6.0%, 2/15/2026 (f)	1,262,000	1,554,922
7.5%, 11/15/2016	1,005,000	1,317,217
US Treasury Notes:
3.0%, 12/31/2006 (f)	843,000	835,261
3.0%, 2/15/2008	700,000	688,652
3.0%, 2/15/2009 (f)	1,299,000	1,268,657
3.375%, 2/15/2008 (f)	7,323,000	7,269,791
3.625%, 7/15/2009	7,673,000	7,647,526
4.75%, 5/15/2014 (f)	865,000	917,846
5.0%, 2/15/2011	940,000	998,713
5.0%, 8/15/2011 (f)	365,000	389,139
5.75%, 8/15/2010	970,000	1,060,142
Total US Government Backed (Cost $23,829,268)		23,947,866
	Shares	Value ($)

Preferred Stocks 0.0%
TNP Enterprises, Inc., 14.5%, "D" (PIK) (Cost $54,621)	45	50,962

Other Investments 0.0%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $49,837)	70,000	54,600

Loan Participation 0.0%
Citigroup Global (Severstal), 8.625%, 2/24/2009 (Cost $20,318)	20,000	20,574

	Shares	Value ($)

Securities Lending Collateral 8.3%
Scudder Daily Assets Fund Institutional, 3.19% (d) (e) (Cost $15,184,889)	15,184,889	15,184,889

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $4,643,869)	4,643,869	4,643,869
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $195,380,166) (a)	108.1	197,573,437
Other Assets and Liabilities, Net	(8.1)	(14,807,685)
Net Assets	100.0	182,765,752

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2005.

(a) The cost for federal income tax purposes was $195,385,898. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $2,187,539. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,088,019 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $900,480.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Financial Guaranty Insurance Co.	0.4
Financial Security Assurance, Inc.	1.6
MBIA Corp.	1.4

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $14,901,572, which is 8.2% of net assets.

(g) Principal amount stated in US dollars unless otherwise noted.

(h) Mortgage dollar rolls included.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that interest or dividend is paid in kind.

REIT: Real Estate Investment Trust

Currency Abbreviations
ARS	Argentine Peso	COP	Colombian Peso
EUR	Euro	GBP	British Pound
MXN	Mexican Peso	MYR	Malaysian Ringgit
UYU	Uruguay Peso

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association, Federal Home Loan Mortgage Corp. and the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Purchases and sales of investment securities (excluding US Treasury obligations, short-term investments and mortgage dollar roll transactions) for the six months ended June 30, 2005, aggregated $175,773,907 and $172,543,663, respectively. Purchases and sales of US Treasury obligations aggregated $88,854,269 and $91,047,890, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $12,108,408 and $11,168,812, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Bond Portfolio

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $175,551,408), including $14,901,572 of securities loaned	$ 177,744,679
Investment in Scudder Daily Assets Fund Institutional (cost $15,184,889)*	15,184,889
Investment in Scudder Cash Management QP Trust (cost $4,643,869)	4,643,869
Total investment in securities, at value (cost $195,380,166)	197,573,437
Cash	90,452
Foreign currency, at value (cost $1,187)	1,136
Receivable for investments sold	1,206,708
Net receivable on closed forward currency exchange contracts	14,505
Interest receivable	1,913,500
Receivable for Portfolio shares sold	5,338
Unrealized appreciation on forward foreign currency exchange contracts	841,007
Other assets	2,900
Total assets	201,648,983
Liabilities
Payable for Portfolio shares redeemed	110,031
Payable for investments purchased	1,769,829
Payable for investments purchased — mortgage dollar rolls	1,426,885
Payable upon return of securities loaned	15,184,889
Deferred mortgage dollar roll income	364
Unrealized depreciation on forward foreign currency exchange contracts	279,475
Accrued management fee	68,833
Accrued distribution Service fees (Class B)	28
Other accrued expenses and payables	42,897
Total liabilities	18,883,231
Net assets, at value	$ 182,765,752
Net Assets
Net assets consist of: Undistributed net investment income	4,318,123
Net unrealized appreciation (depreciation) on: Investments	2,193,271
Foreign currency related transactions	559,874
Accumulated net realized gain (loss)	(442,867)
Paid-in capital	176,137,351
Net assets, at value	$ 182,765,752
Class A Net Asset Value, offering and redemption price per share ($182,609,235 ÷ 26,113,180 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.99
Class B Net Asset Value, offering and redemption price per share ($156,517 ÷ 22,405 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.99

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operation for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Interest	$ 4,006,176
Mortgage dollar roll income	14,803
Interest — Scudder Cash Management QP Trust	73,053
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	19,236
Dividends	4,697
Total Income	4,117,965
Expenses: Management fee	419,814
Custodian and accounting fees	80,687
Distribution service fees (Class B)	53
Record keeping fees (Class B)	27
Auditing	16,007
Legal	6,460
Trustees' fees and expenses	3,092
Reports to shareholders	15,031
Other	8,415
Total expenses, before expense reductions	549,586
Expense reductions	(2,042)
Total expenses, after expense reductions	547,544
Net investment income	3,570,421
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	343,939
Foreign currency related transactions	(683,025)
(339,086)
Net unrealized appreciation (depreciation) on: Investments	263,741
Foreign currency related transactions	1,314,050
1,577,791
Net gain (loss) on investment transactions	1,238,705
Net increase (decrease) in net assets resulting from operations	$ 4,809,126

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income	$ 3,570,421	$ 7,264,637
Net realized gain (loss) on investment transactions	(339,086)	1,908,061
Net unrealized appreciation (depreciation) during the period on investment transactions	1,577,791	(100,566)
Net increase (decrease) in net assets resulting from operations	4,809,126	9,072,132
Distributions to shareholders from: Net investment income: Class A	(6,383,141)	(6,665,081)
Net realized gains: Class A	(1,627,075)	—
Portfolio share transactions: Class A Proceeds from shares sold	13,843,679	30,276,293
Reinvestment of distributions	8,010,216	6,665,081
Cost of shares redeemed	(13,300,106)	(38,484,371)
Net increase (decrease) in net assets from Class A share transactions	8,553,789	(1,542,997)
Class B* Proceeds from shares sold	163,906	—
Reinvestment of distributions	—	—
Cost of shares redeemed	(9,538)	—
Net increase (decrease) in net assets from Class B share transactions	154,368	—
Increase (decrease) in net assets	5,507,067	864,054
Net assets at beginning of period	177,258,685	176,394,631
Net assets at end of period (including undistributed net investment income of $4,318,123 and $7,130,843, respectively)	$ 182,765,752	$ 177,258,685
Other Information
Class A Shares outstanding at beginning of period	24,873,210	25,068,858
Shares sold	1,956,560	4,299,192
Shares issued to shareholders in reinvestment of distributions	1,165,970	981,603
Shares redeemed	(1,882,560)	(5,476,443)
Net increase (decrease) in Class A shares	1,239,970	(195,648)
Shares outstanding at end of period	26,113,180	24,873,210
Class B* Shares outstanding at beginning of period	—	—
Shares sold	23,779	—
Shares issued to shareholders in reinvestment of distributions	—	—
Shares redeemed	(1,374)	—
Net increase (decrease) in Class B shares	22,405	—
Shares outstanding at end of period	22,405	—

* For the period May 3, 2005 (commencement of operations of Class B shares) to June 30, 2005.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Bond Portfolio

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]	2000
Selected Per Share Data
Net asset value, beginning of period	$ 7.13	$ 7.04	$ 6.98	$ 6.89	$ 6.78	$ 6.49
Income (loss) from investment operations: Net investment income[c]	.14	.29	.26	.34	.38	.42
Net realized and unrealized gain (loss) on investment transactions	.05	.08	.09	.17	.00	.23
Total from investment operations	.19	.37	.35	.51	.38	.65
Less distributions from: Net investment income	(.26)	(.28)	(.29)	(.42)	(.27)	(.36)
Net realized gain on investment transactions	(.07)	—	—	—	—	—
Total distributions	(.33)	(.28)	(.29)	(.42)	(.27)	(.36)
Net asset value, end of period	$ 6.99	$ 7.13	$ 7.04	$ 6.98	$ 6.89	$ 6.78
Total Return (%)	2.60**	5.38	5.06	7.66	5.75	10.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	183	177	176	165	182	102
Ratio of expenses before expense reductions (%)	.62*	.60	.58	.55	.58[d]	.58
Ratio of expenses after expense reductions (%)	.62*	.60	.58	.55	.57[d]	.58
Ratio of net investment income (%)	4.04*	4.18	3.78	5.03	5.47	6.55
Portfolio turnover rate (%)	206e*	223[e]	242[e]	262[e]	169[e]	288

a For the six months ended June 30, 2005 (Unaudited).

b As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

c Based on average shares outstanding during the period.

d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .57% and .57%, respectively.

e The portfolio turnover rate including mortgage dollar roll transactions was 220%, 245%, 286%, 276% and 193% for the six months ended June 30, 2005 and for the years December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, respectively.

* Annualized ** Not annualized

Class B

2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.88
Income (loss) from investment operations: Net investment income[b]	.04
Net realized and unrealized gain (loss) on investment transactions	.07
Total from investment operations	.11
Net asset value, end of period	$ 6.99
Total Return (%)	1.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2
Ratio of expenses (%)	1.05*
Ratio of net investment income (%)	3.36*
Portfolio turnover rate (%)	206c*

a For the period May 3, 2005 (commencement of operations of Class B shares) to June 30, 2005 (Unaudited).

b Based on average shares outstanding during the period.

c The portfolio turnover rate including mortgage dollar roll transactions was 220% for the period ended June 30, 2005.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

Growth and Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 995.20	$ 994.00
Expenses Paid per $1,000*	$ 2.72	$ 4.45
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,022.07	$ 1,020.33
Expenses Paid per $1,000*	$ 2.76	$ 4.51

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series I — Growth and Income Portfolio	.55%	.90%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Growth and Income Portfolio

For the six-month period ending June 30, 2005, SVS I Growth and Income Portfolio (Class A shares, unadjusted for contract charges) returned -0.48%, compared with a -0.81% return for the S&P 500 Index. Relative to the benchmark, the portfolio outperformed in the consumer discretionary, consumer staples, technology, utilities, telecommunications, materials and industrials sectors. The portfolio underperformed on a relative basis in the health care, energy and financials sectors.

Among consumer discretionary stocks, the portfolio benefited from a lack of exposure to eBay, which fell substantially during the period. Among the portfolio's holdings, Federated Department Stores, Inc. and Nordstrom, Inc. contributed positively to performance on strong sales. Consumer staples exhibited strong performance largely due to Safeway, Inc.; the food-and-drug store company reported its largest quarterly sales increase in three years. Google, Inc. was the clear winner among technology stocks, as the company reported sizable increases in earnings and revenue.

Financials was the worst-performing sector in the portfolio, as MBNA fell significantly in April after forecasting disappointing earnings for 2005. Unfortunately, the stock was sold from the portfolio by the time it rallied on news that Bank of America offered to acquire the company for $35 billion. Among health care stocks, Biomet (not held at the end of the reporting period) fell following news of an investigation into consulting and compensation arrangements with orthopedic surgeons.

Beginning April 1, 2005, the portfolio's investment strategy was revised so that it seeks to bring together the top US equity research accommodations of Deutsche Asset Management into a single investment portfolio. In managing the portfolio, each of the advisor's US equity analysts individually assigns qualitative ratings to stocks under their coverage using bottom-up analysis and looking for companies with string prospects for continued growth of capital and earnings. Using criteria specifically designed for the portfolio, investment parameters and risk management considerations, a quantitative model compiles these research analyst ratings into a proposed list of stocks for the portfolio and suggests appropriate weightings for each stock. As a result of this enhancement, Theresa Gusman and Greg Sivin assumed management of the portfolio, replacing Gregory Adams and Andrew Brudenell.

Theresa Gusman Gregory Y. Sivin, CFA
Lead Portfolio Manager Portfolio Manager

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this portfolio's prospectus for specific information regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Growth and Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	99%	97%
Exchange Traded Fund	1%	—
Cash Equivalents	—	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Financials	20%	18%
Information Technology	15%	18%
Health Care	12%	12%
Industrials	12%	14%
Consumer Discretionary	11%	11%
Consumer Staples	10%	9%
Energy	9%	8%
Utilities	4%	3%
Telecommunication Services	4%	3%
Materials	3%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 32. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2005 (Unaudited)

Growth and Income Portfolio

	Shares	Value ($)

Common Stocks 99.1%
Consumer Discretionary 11.0%
Hotels Restaurants & Leisure 0.5%
McDonald's Corp.	56,190	1,559,272
Household Durables 0.4%
Harman International Industries, Inc. (f)	17,310	1,408,342
Media 3.6%
Clear Channel Communications, Inc.	52,130	1,612,381
Time Warner, Inc.*	325,900	5,445,789
Viacom, Inc. "B"	127,110	4,070,062
		11,128,232
Multiline Retail 3.7%
Federated Department Stores, Inc.	77,020	5,644,026
J.C. Penney Co., Inc.	57,180	3,006,524
Nordstrom, Inc.	44,100	2,997,477
		11,648,027
Specialty Retail 2.8%
Advance Auto Parts, Inc.*	50,100	3,233,955
Sherwin-Williams Co.	36,270	1,707,954
Staples, Inc.	86,805	1,850,683
Urban Outfitters, Inc.*	33,180	1,880,974
		8,673,566
Consumer Staples 10.1%
Beverages 2.7%
Brown-Forman Corp. "B"	13,790	833,743
Coca-Cola Co.	95,580	3,990,465
PepsiCo, Inc.	69,160	3,729,799
		8,554,007
Food & Staples Retailing 3.3%
Costco Wholesale Corp.	136,600	6,122,412
Safeway, Inc.*	183,900	4,154,301
		10,276,713
Food Products 1.4%
General Mills, Inc.	90,790	4,248,064
Household Products 2.7%
Procter & Gamble Co.	157,670	8,317,093
Energy 9.0%
Oil, Gas & Consumable Fuels
Amerada Hess Corp.	56,440	6,011,425
Burlington Resources, Inc.	29,500	1,629,580
ChevronTexaco Corp.	100,630	5,627,230
ConocoPhillips	31,680	1,821,283
Devon Energy Corp.	35,280	1,787,990
ExxonMobil Corp.	192,454	11,060,331
		27,937,839
Financials 20.3%
Banks 6.5%
Bank of America Corp.	301,020	13,729,522
Commerce Bancorp., Inc. (d)	55,500	1,682,205
	Shares	Value ($)

Wachovia Corp.	96,000	4,761,600
		20,173,327
Capital Markets 5.1%
Lehman Brothers Holdings, Inc.	88,150	8,751,532
The Goldman Sachs Group, Inc.	70,900	7,233,218
		15,984,750
Diversified Financial Services 2.8%
CIT Group, Inc.	67,140	2,885,006
Citigroup, Inc.	47,670	2,203,784
Countrywide Financial Corp.	40,600	1,567,566
JPMorgan Chase & Co.	58,150	2,053,858
		8,710,214
Insurance 5.9%
AFLAC, Inc.	99,700	4,315,016
Allstate Corp.	169,500	10,127,625
Hartford Financial Services Group, Inc.	37,000	2,766,860
Prudential Financial, Inc.	18,210	1,195,669
		18,405,170
Health Care 12.1%
Biotechnology 1.5%
Amgen, Inc.*	28,260	1,708,600
Genzyme Corp.*	7,150	429,643
Invitrogen Corp.*	30,010	2,499,533
		4,637,776
Health Care Equipment & Supplies 1.3%
Fisher Scientific International, Inc.*	25,370	1,646,513
Medtronic, Inc.	50,600	2,620,574
		4,267,087
Health Care Providers & Services 3.7%
Caremark Rx, Inc.*	156,980	6,988,750
UnitedHealth Group, Inc.	43,180	2,251,405
WellPoint, Inc.*	32,880	2,289,763
		11,529,918
Pharmaceuticals 5.6%
Allergan, Inc.	37,400	3,187,976
Johnson & Johnson	186,630	12,130,950
Watson Pharmaceuticals, Inc.*	72,600	2,146,056
		17,464,982
Industrials 11.6%
Aerospace & Defense 4.3%
Boeing Co.	85,600	5,649,600
Goodrich Corp.	47,170	1,932,083
Lockheed Martin Corp.	73,340	4,757,566
United Technologies Corp.	17,820	915,057
		13,254,306
Commercial Services & Supplies 0.9%
Waste Management, Inc.	101,870	2,886,996
Electrical Equipment 1.0%
Emerson Electric Co.	47,500	2,974,925
	Shares	Value ($)

Industrial Conglomerates 4.4%
General Electric Co.	156,940	5,437,971
Tyco International Ltd.	285,700	8,342,440
		13,780,411
Machinery 1.0%
Parker-Hannifin Corp.	51,310	3,181,733
Information Technology 15.2%
Communications Equipment 2.5%
Cisco Systems, Inc.*	55,200	1,054,872
Motorola, Inc.	359,800	6,569,948
		7,624,820
Computers & Peripherals 3.6%
Dell, Inc.*	43,070	1,701,696
EMC Corp.*	330,570	4,532,114
International Business Machines Corp.	66,780	4,955,076
		11,188,886
Internet Software & Services 0.6%
Google, Inc. "A"*	6,740	1,982,571
IT Consulting & Services 1.9%
Accenture Ltd. "A"*	105,200	2,384,884
Affiliated Computer Services, Inc. "A"*	70,360	3,595,396
		5,980,280
Semiconductors & Semiconductor Equipment 1.2%
Applied Materials, Inc.	106,880	1,729,318
Broadcom Corp. "A"*	57,490	2,041,470
		3,770,788
Software 5.4%
Cognos, Inc.*	48,700	1,662,618
Microsoft Corp.	100,140	2,487,478
Oracle Corp.*	842,390	11,119,548
Symantec Corp.*	72,150	1,568,541
		16,838,185
Materials 2.8%
Chemicals 1.9%
Dow Chemical Co.	64,730	2,882,427
PPG Industries, Inc.	49,130	3,083,399
		5,965,826
Paper & Forest Products 0.9%
Georgia-Pacific Corp.	83,860	2,666,748
	Shares	Value ($)

Telecommunication Services 3.5%
Diversified Telecommunication Services
ALLTEL Corp.	55,080	3,430,382
Sprint Corp.	235,580	5,910,702
Verizon Communications, Inc.	46,052	1,591,097
		10,932,181
Utilities 3.5%
Electric Utilities 2.7%
Edison International	46,880	1,900,984
Exelon Corp.	49,020	2,516,196
PG&E Corp.	104,070	3,906,789
		8,323,969
Independent Power Producers & Energy Traders 0.8%
Constellation Energy Group	45,590	2,630,087
Total Common Stocks (Cost $281,802,672)		308,907,091

Exchange Traded Funds 0.5%
SPDR Trust Series 1 (d) (Cost $1,589,247)	13,100	1,561,258

Securities Lending Collateral 0.9%
Scudder Daily Assets Fund Institutional, 3.19% (c) (e) (Cost $2,846,445)	2,846,445	2,846,445

Cash Equivalents 0.4%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $1,372,025)	1,372,025	1,372,025
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $287,610,389) (a)	100.9	314,686,819
Other Assets and Liabilities, Net	(0.9)	(2,845,031)
Net Assets	100.0	311,841,788

* Non-income producing security.

(a) The cost for federal income tax purposes was $288,593,621. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $26,093,198. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,842,919 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,749,721.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $2,756,775, which is 0.9% of net assets.

(e) Represents collateral held in connection with securities lending.

(f) At June 30, 2005, this security has been segregated, in part or whole, to cover written options.

At June 30, 2005, open written contracts were as follows:

Covered Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options Nordstrom, Inc.	100	8/20/2005	75	(8,000)
Total outstanding written options (Premiums received $8,706)				(8,000)

For the six months ended June 30, 2005, transactions for written options were as follows for the Growth and Income Portfolio:

	Contract Amounts	Premium ($)
Beginning of period	119	9,684
Written	387	27,816
Closed	(251)	(8,698)
Expired	(155)	(20,096)
End of period	100	8,706

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2005, aggregated $254,268,984 and $158,787,338, respectively.

At December 31, 2004, the Growth and Income Portfolio had a net tax basis capital loss carryforward of approximately $35,930,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($6,650,000), December 31, 2010 ($22,250,000) and December 31, 2011 ($7,030,000), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Growth and Income Portfolio

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $283,391,919), including $2,756,775 of securities loaned	$ 310,468,349
Investment in Scudder Daily Assets Fund Institutional (cost $2,846,445)*	2,846,445
Investment in Scudder Cash Management QP Trust (cost $1,372,025)	1,372,025
Total investments in securities, at value (cost $287,610,389)	314,686,819
Receivable for Portfolio shares sold	3,051
Dividends receivable	344,185
Interest receivable	12,867
Foreign taxes recoverable	13,302
Other assets	4,794
Total assets	315,065,018
Liabilities
Payable upon return of securities loaned	2,846,445
Payable for Portfolio shares redeemed	177,638
Written options, at value (premiums received $8,706)	8,000
Accrued management fee	120,679
Accrued distribution service fees (Class B)	8,920
Other accrued expenses and payables	61,548
Total liabilities	3,223,230
Net assets, at value	$ 311,841,788
Net Assets
Net assets consist of: Undistributed net investment income	1,097,678
Net unrealized appreciation (depreciation) on: Investments	27,076,430
Written options	706
Accumulated net realized gain (loss)	(26,110,022)
Paid-in capital	309,776,996
Net assets, at value	$ 311,841,788
Class A Net Asset Value, offering and redemption price per share ($267,430,707 ÷ 29,317,353 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.12
Class B Net Asset Value, offering and redemption price per share ($44,411,081 ÷ 4,880,839 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized).	$ 9.10

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 1,906,354
Interest — Scudder Cash Management QP Trust	91,264
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	881
Total Income	1,998,499
Expenses: Management fee	558,604
Custodian and accounting fees	52,185
Distribution service fees (Class B)	45,603
Record keeping fees (Class B)	17,625
Auditing	18,249
Legal	9,075
Trustees' fees and expenses	4,296
Reports to shareholders	15,335
Interest expense	264
Other	8,151
Total expenses, before expense reductions	729,387
Expense reductions	(13,966)
Total expenses, after expense reductions	715,421
Net investment income (loss)	1,283,078
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	11,658,739
Written options	28,430
11,687,169
Net unrealized appreciation (depreciation) during the period on: Investments	(8,977,841)
Written options	(8,380)
(8,986,221)
Net gain (loss) on investment transactions	2,700,948
Net increase (decrease) in net assets resulting from operations	$ 3,984,026

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 1,283,078	$ 2,438,934
Net realized gain (loss) on investment transactions	11,687,169	6,835,797
Net unrealized appreciation (depreciation) during the period on investment transactions	(8,986,221)	8,951,633
Net increase (decrease) in net assets resulting from operations	3,984,026	18,226,364
Distributions to shareholders from: Net investment income: Class A	(2,208,887)	(1,239,211)
Class B	(336,934)	(112,919)
Portfolio share transactions: Class A Proceeds from shares sold	11,994,892	22,740,822
Net assets acquired in tax free reorganization	99,119,857	—
Reinvestment of distributions	2,208,887	1,239,211
Cost of shares redeemed	(19,090,831)	(27,224,855)
Net increase (decrease) in net assets from Class A share transactions	94,232,805	(3,244,822)
Class B Proceeds from shares sold	13,990,539	16,908,894
Net assets acquired in tax free reorganization	10,376,860	—
Reinvestment of distributions	336,934	112,919
Cost of shares redeemed	(13,277,971)	(4,470,402)
Net increase (decrease) in net assets from Class B share transactions	11,426,362	12,551,411
Increase (decrease) in net assets	107,097,372	26,180,823
Net assets at beginning of period	204,744,416	178,563,593
Net assets at end of period (including undistributed net investment income of $1,097,678 and $2,360,421, respectively)	$ 311,841,788	$ 204,744,416
Other Information
Class A Shares outstanding at beginning of period	18,483,989	18,896,518
Shares sold	1,321,060	2,601,316
Shares issued in tax free reorganization	11,366,540	—
Shares issued to shareholders in reinvestment of distributions	253,022	146,478
Shares redeemed	(2,107,258)	(3,160,323)
Net increase (decrease) in Class A shares	10,833,364	(412,529)
Shares outstanding at end of period	29,317,353	18,483,989
Class B Shares outstanding at beginning of period	3,576,021	2,114,110
Shares sold	1,588,946	1,958,270
Shares issued in tax free reorganization	1,191,379	—
Shares issued to shareholders in reinvestment of distributions	38,683	13,379
Shares redeemed	(1,514,190)	(509,738)
Net increase (decrease) in Class B shares	1,304,818	1,461,911
Shares outstanding at end of period	4,880,839	3,576,021

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Growth and Income Portfolio

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.29	$ 8.50	$ 6.77	$ 8.90	$ 10.38	$ 10.96
Income (loss) from investment operations: Net investment income[b]	.05	.12	.07	.07	.09	.11
Net realized and unrealized gain (loss) on investment transactions	(.10)	.74	1.74	(2.12)	(1.23)	(.33)
Total from investment operations	(.05)	.86	1.81	(2.05)	(1.14)	(.22)
Less distributions from: Net investment income	(.12)	(.07)	(.08)	(.08)	(.12)	(.15)
Net realized gains on investment transactions	—	—	—	—	(.22)	(.21)
Total distributions	(.12)	(.07)	(.08)	(.08)	(.34)	(.36)
Net asset value, end of period	$ 9.12	$ 9.29	$ 8.50	$ 6.77	$ 8.90	$ 10.38
Total Return (%)	(.48)d**	10.16	26.74	(23.13)	(11.30)	(2.10)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	267	172	161	135	185	185
Ratio of expenses before expense reductions (%)	.56*	.56	.59	.57	.57[c]	.56
Ratio of expenses after expense reductions (%)	.55*	.56	.59	.57	.56[c]	.56
Ratio of net investment income (loss) (%)	1.15*	1.37	.91	.92	.94	1.06
Portfolio turnover rate (%)	69**	33	37	66	67	65

Class B

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.25	$ 8.47	$ 6.75	$ 8.87	$ 10.35	$ 10.93
Income (loss) from investment operations: Net investment income[b]	.04	.09	.05	.05	.06	.09
Net realized and unrealized gain (loss) on investment transactions	(.10)	.73	1.73	(2.12)	(1.23)	(.33)
Total from investment operations	(.06)	.82	1.78	(2.07)	(1.17)	(.24)
Less distributions from: Net investment income	(.09)	(.04)	(.06)	(.05)	(.09)	(.13)
Net realized gains on investment transactions	—	—	—	—	(.22)	(.21)
Total distributions	(.09)	(.04)	(.06)	(.05)	(.31)	(.34)
Net asset value, end of period	$ 9.10	$ 9.25	$ 8.47	$ 6.75	$ 8.87	$ 10.35
Total Return (%)	(.60)d**	9.78	26.55	(23.40)	(11.56)	(2.33)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	33	18	7	10	13
Ratio of expenses before expense reductions (%)	.91*	.89	.85	.82	.82[c]	.81
Ratio of expenses after expense reductions (%)	.90*	.89	.85	.82	.81[c]	.81
Ratio of net investment income (loss) (%)	.80*	1.04	.65	.67	.69	.81
Portfolio turnover rate (%)	69**	33	37	66	67	65

a For the six months ended June 30, 2005 (Unaudited).

b Based on average shares outstanding during the period.

c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56% and .81% and .81% for Class A and Class B, respectively.

d Total return would have been less had certain expenses not been reduced.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

Capital Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,014.10	$ 1,012.20
Expenses Paid per $1,000*	$ 2.50	$ 4.39
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,022.32	$ 1,020.43
Expenses Paid per $1,000*	$ 2.51	$ 4.41

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series I — Capital Growth Portfolio	.50%	.88%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Capital Growth Portfolio

At June 30, 2005, the US stock market (as measured by the S&P 500 Index) was close to its level at the beginning of the calendar year, after a downward move in the early months was followed by a modest rally with considerable volatility in May and June. Capital Growth Portfolio posted a return of 1.41% (Class A shares, unadjusted for contract charges) for the six months ended June 30, 2005, outperforming its benchmark, the Russell 1000 Growth Index, which had a return of -1.72%.

Both sector allocation and stock selection contributed to the portfolio's outperformance. Most significant was the portfolio's strategic overweight in the energy sector. Our investment thesis, within the energy sector, remained focused on the long-term growth opportunities created by chronic underinvestment in the exploration for and production of new oil reserves. As rising oil prices have attracted investor interest to the sector, we have taken profits in some holdings; however, we continue to feel comfortable with our overweight in the sector, as evidence of increased exploration and production spending continues to mount. Holdings that contributed to performance for the period include North American natural gas leader EOG Resources, Inc. and ConocoPhillips.

Performance benefited also from stock selection within the health care sector, notably the portfolio's emphasis on biotechnology holdings with innovative new products that have significant growth potential. Biotech industry leaders Genentech, Inc. and Gilead Sciences, Inc. were holdings that were particularly strong.

Stock selection within the consumer discretionary sector detracted from the portfolio's returns, as Harley-Davidson, Inc.'s stock dropped after the company reduced production and earnings estimates. Other negatives were stock selection within the industrials sector, particularly our FedEx Corp. holding, and stock selection within technology.

As we enter the second half of 2005, we remain confident that the portfolio is appropriately positioned for continued growth. We remain committed to diversification among sectors and companies. Most important, we have great confidence in our long-range strategy of investing in companies that successfully combine management skill and financial soundness with growth and innovation. We are continually looking for and finding companies with these attributes.

Julie M. Van Cleave, CFA
Lead Portfolio Manager
Jack A. Zehner
Thomas J. Schmid, CFA
Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio's prospectus for specific information regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Capital Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	98%	97%
Cash Equivalents	2%	2%
Exchange Traded Fund	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Information Technology	24%	23%
Health Care	22%	21%
Consumer Discretionary	15%	16%
Energy	13%	10%
Consumer Staples	10%	11%
Industrials	8%	8%
Financials	7%	9%
Materials	1%	1%
Telecommunication Services	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 43. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 98.4%
Consumer Discretionary 14.4%
Automobiles 1.3%
Harley-Davidson, Inc.	282,100	13,992,160
Hotels Restaurants & Leisure 2.3%
International Game Technology	238,700	6,719,405
Starbucks Corp.*	104,800	5,413,968
YUM! Brands, Inc.	254,800	13,269,984
		25,403,357
Household Durables 0.5%
Fortune Brands, Inc.	67,400	5,985,120
Internet & Catalog Retail 0.8%
eBay, Inc.* (c)	261,700	8,638,717
Media 3.8%
Comcast Corp. "A"*	296,300	8,874,185
McGraw-Hill Companies, Inc.	308,200	13,637,850
Omnicom Group, Inc.	175,140	13,986,680
Viacom, Inc. "B"	148,330	4,749,527
		41,248,242
Multiline Retail 3.1%
Kohl's Corp.*	156,200	8,733,142
Target Corp.	450,900	24,533,469
		33,266,611
Specialty Retail 2.6%
Bed Bath & Beyond, Inc.*	131,500	5,494,070
Home Depot, Inc.	73,375	2,854,288
Lowe's Companies, Inc.	158,200	9,210,404
Staples, Inc.	482,200	10,280,504
		27,839,266
Consumer Staples 10.2%
Beverages 2.4%
PepsiCo, Inc.	473,850	25,554,731
Food & Staples Retailing 2.5%
Wal-Mart Stores, Inc.	265,490	12,796,618
Walgreen Co.	312,200	14,358,078
		27,154,696
Food Products 2.0%
Dean Foods Co.*	111,100	3,915,164
Hershey Foods Corp.	141,600	8,793,360
Kellogg Co.	190,500	8,465,820
TreeHouse Foods, Inc.*	22,220	633,492
		21,807,836
Household Products 3.3%
Colgate-Palmolive Co.	167,840	8,376,894
Kimberly-Clark Corp.	81,400	5,094,826
Procter & Gamble Co.	432,600	22,819,650
		36,291,370
Energy 12.4%
Energy Equipment & Services 4.6%
Baker Hughes, Inc.	287,000	14,682,920
Nabors Industries Ltd.*	161,900	9,814,378
Schlumberger Ltd.	184,800	14,033,712
	Shares	Value ($)

Transocean, Inc.*	211,900	11,436,243
		49,967,253
Oil, Gas & Consumable Fuels 7.8%
ConocoPhillips	366,200	21,052,838
Devon Energy Corp.	368,700	18,685,716
EOG Resources, Inc.	485,600	27,582,080
Valero Energy Corp.	118,000	9,334,980
XTO Energy, Inc.	230,466	7,833,539
		84,489,153
Financials 7.0%
Banks 1.3%
Bank of America Corp.	303,700	13,851,757
Capital Markets 1.9%
Lehman Brothers Holdings, Inc.	109,600	10,881,088
The Goldman Sachs Group, Inc.	101,000	10,304,020
		21,185,108
Consumer Finance 1.0%
American Express Co.	199,500	10,619,385
Diversified Financial Services 1.6%
Citigroup, Inc.	373,799	17,280,728
Insurance 1.2%
AFLAC, Inc.	303,900	13,152,792
Health Care 21.4%
Biotechnology 5.4%
Amgen, Inc.*	92,150	5,571,389
Genentech, Inc.*	443,500	35,604,180
Gilead Sciences, Inc.*	391,500	17,222,085
		58,397,654
Health Care Equipment & Supplies 5.4%
Baxter International, Inc.	263,500	9,775,850
Boston Scientific Corp.*	287,100	7,751,700
C.R. Bard, Inc.	114,000	7,582,140
Medtronic, Inc.	287,100	14,868,909
Zimmer Holdings, Inc.* (c)	237,040	18,055,337
		58,033,936
Health Care Providers & Services 2.9%
UnitedHealth Group, Inc.	600,000	31,284,000
Pharmaceuticals 7.7%
Abbott Laboratories	417,600	20,466,576
Eli Lilly & Co.	136,100	7,582,131
Johnson & Johnson	599,386	38,960,090
Pfizer, Inc.	602,677	16,621,831
		83,630,628
Industrials 8.2%
Aerospace & Defense 2.1%
United Technologies Corp.	443,000	22,748,050
Air Freight & Logistics 1.1%
FedEx Corp.(c)	143,000	11,584,430
Industrial Conglomerates 4.3%
3M Co.	112,000	8,097,600
General Electric Co.	1,094,390	37,920,614
		46,018,214
	Shares	Value ($)

Machinery 0.7%
Caterpillar, Inc.	84,400	8,044,164
Information Technology 23.7%
Communications Equipment 3.2%
Cisco Systems, Inc.*	980,220	18,732,004
QUALCOMM, Inc.	465,600	15,369,456
		34,101,460
Computers & Peripherals 4.7%
Apple Computer, Inc.*	131,700	4,847,877
Dell, Inc.*	355,150	14,031,976
EMC Corp.*	1,324,500	18,158,895
International Business Machines Corp.	187,100	13,882,820
		50,921,568
Internet Software & Services 0.7%
Yahoo!, Inc.*	221,150	7,662,848
IT Consulting & Services 2.6%
Accenture Ltd. "A"*	381,700	8,653,139
Fiserv, Inc.*	354,300	15,217,185
Paychex, Inc.	146,600	4,770,364
		28,640,688
Semiconductors & Semiconductor Equipment 5.4%
Broadcom Corp. "A"*	253,500	9,001,785
Intel Corp.	931,390	24,272,023
Linear Technology Corp.	314,330	11,532,768
Texas Instruments, Inc.	504,650	14,165,526
		58,972,102
Software 7.1%
Adobe Systems, Inc.	255,600	7,315,272
Electronic Arts, Inc.* (c)	218,600	12,374,946
Intuit, Inc.*	111,200	5,016,232
	Shares	Value ($)

Microsoft Corp.	1,600,680	39,760,891
Oracle Corp.*	664,000	8,764,800
Symantec Corp.*	157,100	3,415,354
		76,647,495
Materials 0.8%
Chemicals
Ecolab, Inc.	267,100	8,643,355
Telecommunication Services 0.3%
Diversified Telecommunication Services
Verizon Communications, Inc.	91,600	3,164,780
Total Common Stocks (Cost $842,347,026)		1,066,223,654

Securities Lending Collateral 2.7%
Scudder Daily Assets Fund Institutional, 3.19% (d) (e) (Cost $29,432,680)	29,432,680	29,432,680

Cash Equivalents 1.7%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $18,463,364)	18,463,364	18,463,364
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $890,243,070) (a)	102.8	1,114,119,698
Other Assets and Liabilities, Net	(2.8)	(30,560,502)
Net Assets	100.0	1,083,559,196

* Non-income producing security.

(a) The cost for federal income tax purposes was $890,995,233. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $223,124,465. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $247,759,940 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,635,475.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $28,787,336, which is 2.7% of total net assets.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2005, aggregated $59,323,391 and $101,125,046, respectively.

At December 31, 2004, the Capital Growth Portfolio had a net tax basis capital loss carryforward of approximately $232,875,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($18,038,000), December 31, 2010 ($121,030,000), December 31, 2011 ($65,191,000) and December 31, 2012 ($28,616,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through December 31, 2004, the Portfolio incurred approximately $18,631,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2005.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Capital Growth Portfolio

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $842,347,026), including $28,787,336 of securities loaned	$ 1,066,223,654
Investment in Scudder Daily Assets Fund Institutional (cost $29,432,680)*	29,432,680
Investment in Scudder Cash Management QP Trust (cost $18,463,364)	18,463,364
Total investments in securities, at value (cost $890,243,070)	1,114,119,698
Dividends receivable	465,063
Interest receivable	48,869
Receivable for Portfolio shares sold	4,532
Other assets	20,491
Total assets	1,114,658,653
Liabilities
Payable upon return of securities loaned	29,432,680
Payable for Portfolio shares redeemed	1,190,595
Accrued management fee	398,249
Accrued distribution service fees (Class B)	13,860
Other accrued expenses and payables	64,073
Total liabilities	31,099,457
Net assets, at value	$ 1,083,559,196
Net Assets
Net assets consist of: Undistributed net investment income	2,385,713
Net unrealized appreciation (depreciation) on investments	223,876,628
Accumulated net realized gain (loss)	(247,173,603)
Paid-in capital	1,104,470,458
Net assets, at value	$ 1,083,559,196
Class A Net Asset Value, offering and redemption price per share ($1,014,024,325 ÷ 64,463,237 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.73
Class B Net Asset Value, offering and redemption price per share ($69,534,871 ÷ 4,434,278 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.68

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 4,438,753
Interest — Scudder Cash Management QP Trust	191,424
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	8,769
Total Income	4,638,946
Expenses: Management fee	1,896,688
Custodian and accounting fees	81,672
Distribution service fees (Class B)	47,337
Record keeping fees (Class B)	24,201
Auditing	15,049
Legal	13,987
Trustees' fees and expenses	12,161
Reports to shareholders	17,340
Other	24,396
Total expenses, before expense reductions	2,132,831
Expense reductions	(3,490)
Total expenses, after expense reductions	2,129,341
Net investment income (loss)	2,509,605
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	5,090,992
Net unrealized appreciation (depreciation) during the period on investments	17,020,571
Net gain (loss) on investment transactions	22,111,563
Net increase (decrease) in net assets resulting from operations	$ 24,621,168

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 2,509,605	$ 6,855,154
Net realized gain (loss) on investment transactions	5,090,992	(47,247,081)
Net unrealized appreciation (depreciation) during the period on investment transactions	17,020,571	94,779,509
Net increase (decrease) in net assets resulting from operations	24,621,168	54,387,582
Distributions to shareholders from: Net investment income: Class A	(6,678,103)	(3,764,724)
Class B	(143,508)	(32,841)
Portfolio share transactions: Class A Proceeds from shares sold	15,128,263	32,110,324
Net assets acquired in tax free reorganization	335,682,359	—
Reinvestment of distributions	6,678,103	3,764,724
Cost of shares redeemed	(57,406,594)	(92,227,827)
Net increase (decrease) in net assets from Class A share transactions	300,082,131	(56,352,779)
Class B Proceeds from shares sold	45,780,591	8,550,042
Net assets acquired in tax free reorganization	44,685,282	—
Reinvestment of distributions	143,508	32,841
Cost of shares redeemed	(46,424,147)	(1,806,233)
Net increase (decrease) in net assets from Class B share transactions	44,185,234	6,776,650
Increase (decrease) in net assets	362,066,922	1,013,888
Net assets at beginning of period	721,492,274	720,478,386
Net assets at end of period (including undistributed net investment income of $2,385,713 and $6,697,719, respectively)	$ 1,083,559,196	$ 721,492,274
Other Information
Class A Shares outstanding at beginning of period	44,544,616	48,332,734
Shares sold	975,486	2,172,282
Shares issued in tax free reorganization	22,200,595	—
Shares issued to shareholders in reinvestment of distributions	441,966	255,928
Shares redeemed	(3,699,426)	(6,216,328)
Net increase (decrease) in Class A shares	19,918,621	(3,788,118)
Shares outstanding at end of period	64,463,237	44,544,616
Class B Shares outstanding at beginning of period	1,503,725	1,044,792
Shares sold	3,033,372	579,183
Shares issued in tax free reorganization	2,963,218	—
Shares issued to shareholders in reinvestment of distributions	9,523	2,239
Shares redeemed	(3,075,560)	(122,489)
Net increase (decrease) in Class B shares	2,930,553	458,933
Shares outstanding at end of period	4,434,278	1,503,725

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Capital Growth Portfolio

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 15.67	$ 14.59	$ 11.54	$ 16.36	$ 23.07	$ 29.13
Income (loss) from investment operations: Net investment income[b]	.05	.14	.08	.05	.05	.08
Net realized and unrealized gain (loss) on investment transactions	.17	1.02	3.03	(4.82)	(4.21)	(2.63)
Total from investment operations	.22	1.16	3.11	(4.77)	(4.16)	(2.55)
Less distributions from: Net investment income	(.16)	(.08)	(.06)	(.05)	(.08)	(.07)
Net realized gains on investment transactions	—	—	—	—	(2.47)	(3.44)
Total distributions	(.16)	(.08)	(.06)	(.05)	(2.55)	(3.51)
Net asset value, end of period	$ 15.73	$ 15.67	$ 14.59	$ 11.54	$ 16.36	$ 23.07
Total Return (%)	1.41**	7.99	26.89	(29.18)	(19.36)	(9.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,014	698	705	558	866	1,126
Ratio of expenses before expense reductions (%)	.50*	.50	.51	.51	.52[d]	.49
Ratio of expenses after expense reductions (%)	.50*	.50	.51	.51	.50[d]	.49
Ratio of net investment income (loss) (%)	.63*	.98	.61	.38	.27	.30
Portfolio turnover rate (%)	14*	15	13	25	33	55

Class B

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 15.59	$ 14.52	$ 11.49	$ 16.29	$ 23.00	$ 29.05
Income (loss) from investment operations: Net investment income[b]	.02	.09	.03	.02	.00[c]	.01
Net realized and unrealized gain (loss) on investment transactions	.17	1.01	3.02	(4.81)	(4.21)	(2.62)
Total from investment operations	.19	1.10	3.05	(4.79)	(4.21)	(2.61)
Less distributions from: Net investment income	(.10)	(.03)	(.02)	(.01)	(.03)	—
Net realized gains on investment transactions	—	—	—	—	(2.47)	(3.44)
Total distributions	(.10)	(.03)	(.02)	(.01)	(2.50)	(3.44)
Net asset value, end of period	$ 15.68	$ 15.59	$ 14.52	$ 11.49	$ 16.29	$ 23.00
Total Return (%)	1.22**	7.56	26.51	(29.37)	(19.64)	(10.13)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	23	15.89		.71	1.16
Ratio of expenses before expense reductions (%)	.88*	.88	.87	.76	.77[d]	.74
Ratio of expenses after expense reductions (%)	.88*	.88	.87	.76	.75[d]	.74
Ratio of net investment income (loss) (%)	.25*	.60	.25	.13	.02	.05
Portfolio turnover rate (%)	14*	15	13	25	33	55

a For the six months ended June 30, 2005 (Unaudited).

b Based on average shares outstanding during the period.

c Amount is less than $.005.

d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .50% and .50%, and .75% and .75% for Class A and Class B, respectively.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Global Discovery Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Class B shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,045.60	$ 1,044.60
Expenses Paid per $1,000*	$ 5.73	$ 6.29
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,019.19	$ 1,018.65
Expenses Paid per $1,000*	$ 5.66	$ 6.21

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series I — Global Discovery Portfolio	1.13%	1.24%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Global Discovery Portfolio

For the first half of 2005, the Global Discovery Portfolio delivered a return of 4.56% (Class A shares, unadjusted for contract charges), outpacing the 2.29% return of the Citigroup World Equity EMI. The portfolio finished third among the 34 comparable annuity portfolios in Lipper's Global Growth category. We are pleased to note that these returns were achieved in an environment in which (1) the decline in the value of the dollar hurt the portfolio's overseas holdings, (2) value stocks outperformed growth stocks, and (3) US small caps underperformed their large-cap counterparts.

We continue to employ a disciplined, research-oriented approach to construct the portfolio one stock at a time. We generated the best performance in the health care, consumer discretionary and financials sectors, where our top contributors were Celgene Corp., Advance Auto Parts, Inc. and Legg Mason, Inc., respectively. Although our stock selection was strong virtually across the board, two notable detractors from performance were Harman International Industries, Inc. and The First Marblehead Corp., both of which we continue to hold in the portfolio.

From a broader perspective, we are finding some of the most attractive investment opportunities in Europe, which is home to a large number of under-researched, fast-growing small-cap companies. In market capitalization terms, the portfolio has more of a mid-cap bias than it did six months ago, due to our focus on higher-quality, more attractively valued growth stocks. Overall, we believe the strong fundamentals of the companies we own will allow the portfolio to deliver outperformance even if the environment for small caps becomes more challenging.

Joseph Axtell, CFA
Lead Portfolio Manager
Terrence S. Gray, CFA
Portfolio Manager

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more established companies. All of these factors may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The S&P/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI), formerly Salomon Smith Barney World Equity Extended Market Index, is an unmanaged index of small-capitalization stocks within 22 countries around the globe. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Global Growth includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index. Large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on the fund's total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Global Discovery Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks and Warrants	95%	94%
Cash Equivalents	5%	6%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/05	12/31/04

Europe	38%	41%
United States	38%	35%
Pacific Basin	7%	5%
Japan	6%	7%
United Kingdom	5%	5%
Australia	2%	2%
Canada	2%	2%
Latin America	2%	2%
Other	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Financials	24%	25%
Consumer Discretionary	19%	21%
Information Technology	16%	16%
Industrials	15%	15%
Health Care	12%	12%
Materials	4%	3%
Energy	3%	3%
Utilities	3%	2%
Consumer Staples	2%	2%
Telecommunication Services	2%	1%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 53. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2005 (Unaudited)

Global Discovery Portfolio

	Shares	Value ($)

Common Stocks 95.1%
Australia 1.9%
Macquarie Bank Ltd.	82,911	3,749,232
QBE Insurance Group Ltd.	129,798	1,579,264
(Cost $1,890,859)		5,328,496
Austria 0.4%
Wienerberger AG (Cost $945,863)	26,696	1,235,839
Brazil 1.6%
Aracruz Celulose SA "B" (ADR)	72,200	2,508,950
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	62,118	2,054,242
(Cost $3,280,892)		4,563,192
Canada 1.5%
OPTI Canada, Inc.*	43,600	951,926
ZENON Environmental, Inc.*	167,800	3,385,583
(Cost $3,689,931)		4,337,509
Denmark 1.1%
GN Store Nord A/S (GN Great Nordic) (Cost $2,726,276)	267,500	3,022,800
France 3.5%
Autoroutes du Sud de la France	78,146	4,453,491
Flamel Technologies SA (ADR)* (c)	120,200	2,176,221
JC Decaux SA*	124,962	3,162,791
(Cost $5,825,794)		9,792,503
Germany 11.3%
AWD Holding AG	115,651	4,850,048
Deutsche Boerse AG (c)	55,538	4,337,289
Fresenius Medical Care AG (c)	78,691	6,717,514
Hypo Real Estate Holding AG	83,019	3,151,707
Puma AG	11,791	2,912,945
Rational AG	15,679	1,688,480
Stada Arzneimittel AG	106,086	3,855,260
United Internet AG (c)	52,591	1,496,751
Wincor Nixdorf AG	33,233	2,717,902
(Cost $20,566,112)		31,727,896
Greece 5.6%
Alpha Bank AE	54,112	1,437,912
Coca-Cola Hellenic Bottling Co. SA	101,200	2,755,007
Dryships, Inc.*	124,100	2,048,891
Germanos SA	75,200	2,520,584
Greek Organization of Football Prognostics	50,200	1,442,477
Piraeus Bank SA	195,800	3,655,355
Titan Cement Co.	63,600	1,957,070
(Cost $12,410,226)		15,817,296
Hong Kong 3.0%
Kingboard Chemical Holdings Ltd.	1,358,100	4,305,308
Midland Realty Holdings Ltd.	2,310,600	1,285,831
Wing Hang Bank Ltd.	433,300	2,812,739
(Cost $5,322,979)		8,403,878
India 0.4%
Mahindra & Mahindra Ltd. (Cost $1,078,064)	96,900	1,243,438
	Shares	Value ($)

Ireland 6.5%
Anglo Irish Bank Corp. PLC	956,116	11,855,036
FBD Holdings PLC	15,800	516,183
ICON PLC (ADR)*	28,200	978,540
Irish Continental Group PLC*	65,360	777,903
Jurys Doyle Hotel Group PLC	154,600	2,901,258
Ryanair Holdings PLC*	170,600	1,317,534
(Cost $4,856,872)		18,346,454
Japan 5.7%
AEON Credit Services Co., Ltd.	33,600	2,095,464
AEON Mall Co., Ltd. (c)	72,000	2,525,826
JAFCO Co., Ltd. (c)	22,100	1,168,576
Matsui Securities Co., Ltd. (c)	167,500	1,791,257
Nidec Corp.	37,700	3,969,910
Park24 Co., Ltd. (c)	110,000	2,172,560
Sumitomo Realty & Development Co., Ltd.	201,000	2,239,239
(Cost $12,902,537)		15,962,832
Korea 0.8%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	90,900	1,734,015
Korea Information Service, Inc.	35,000	670,649
(Cost $2,348,063)		2,404,664
Netherlands 3.8%
Chicago Bridge & Iron Co., NV (New York Shares) (ADR)	124,600	2,848,356
IHC Caland NV	56,185	3,846,090
TomTom NV*	16,500	362,210
Vedior NV	266,908	3,753,092
(Cost $7,700,505)		10,809,748
Norway 0.7%
Tandberg ASA (c) (Cost $1,024,313)	172,700	1,844,563
Russia 0.9%
Mobile Telesystems (ADR) (Cost $562,491)	72,200	2,429,530
Spain 0.5%
Amadeus Global Travel Distribution SA "A" (Cost $846,442)	151,800	1,328,195
Sweden 1.6%
Brostrom AB "B"	88,700	1,383,733
Eniro AB	203,500	2,310,063
Micronic Laser Systems AB* (c)	62,700	700,134
(Cost $3,379,314)		4,393,930
Switzerland 0.8%
Advanced Digital Broadcast Holdings SA (ADB Group)*	27,040	1,213,266
Micronas Semiconductor Holdings AG (Foreign Registered)*	25,287	952,893
(Cost $2,212,522)		2,166,159
Taiwan 2.0%
Compal Electronics, Inc.	1,912,880	1,895,161
Siliconware Precision Industries Co.	2,629,600	2,572,649
Yang Ming Marine Transport	1,349,000	1,201,874
(Cost $6,014,669)		5,669,684
	Shares	Value ($)

Thailand 1.1%
Bangkok Bank PCL (Foreign Registered)	616,500	1,604,292
True Corp. PCL (Foreign Registered)*	6,210,800	1,563,032
(Cost $2,973,231)		3,167,324
United Kingdom 4.3%
Aegis Group PLC	1,233,708	2,188,791
ARM Holdings PLC	762,662	1,541,096
Group 4 Securicor PLC* (c)	459,560	1,236,274
John Wood Group PLC	306,492	939,886
Misys PLC	399,773	1,695,677
Taylor Nelson Sofres PLC	593,293	2,312,860
Viridian Group PLC	150,082	2,094,559
(Cost $13,098,900)		12,009,143
United States 36.1%
Advance Auto Parts, Inc.*	65,600	4,234,480
Advanced Medical Optics, Inc.*	71,400	2,838,150
Aeropostale, Inc.*	94,700	3,181,920
Affiliated Computer Services, Inc. "A"*	33,000	1,686,300
Allegheny Energy, Inc.*	226,800	5,719,896
Allion Healthcare, Inc.*	21,200	347,722
AMERIGROUP Corp.*	72,600	2,918,520
Applied Micro Circuits Corp.*	233,100	596,736
Carter's, Inc.*	48,900	2,854,782
Celgene Corp.*	90,200	3,677,454
Diebold, Inc.	68,800	3,103,568
Fiserv, Inc.*	95,000	4,080,250
Foundation Coal Holdings, Inc.	71,900	1,865,086
FTI Consulting, Inc.*	85,550	1,787,995
Gentex Corp.	117,000	2,129,400
GTECH Holdings Corp.	158,800	4,643,312
Harman International Industries, Inc.	43,300	3,522,888
Harris Interactive, Inc.*	148,300	722,221
Invitrogen Corp.*	38,600	3,214,994
Joy Global, Inc.	68,950	2,316,031
Kenneth Cole Productions, Inc. "A"	68,900	2,144,168
Lam Research Corp.*	47,200	1,365,968
LECG Corp.*	80,300	1,707,178
Legg Mason, Inc. (c)	73,150	7,615,647
	Shares	Value ($)

Mercury Interactive Corp.*	50,800	1,948,688
NeuStar, Inc. "A"*	10,900	279,040
New York & Co., Inc.*	148,300	3,123,198
P.F. Chang's China Bistro, Inc.*	49,100	2,895,918
Rowan Companies, Inc.	50,100	1,488,471
Spinnaker Exploration Co.*	29,700	1,054,053
Symbol Technologies, Inc.	122,893	1,212,954
Telik, Inc.*	115,500	1,878,030
The First Marblehead Corp.* (c)	99,700	3,495,482
Thoratec Corp.*	118,500	1,817,790
THQ, Inc.*	124,100	3,632,407
Ultra Petroleum Corp.*	120,700	3,664,451
Waters Corp.*	66,500	2,471,805
Zions Bancorp.	58,200	4,279,444
(Cost $78,196,520)		101,516,397
Total Common Stocks (Cost $193,853,373)		267,521,470

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd.* (Cost $849)	91,640	57,784

Securities Lending Collateral 8.6%
Scudder Daily Assets Fund Institutional, 3.19% (d)(e) (Cost $24,080,987)	24,080,987	24,080,987

Cash Equivalents 4.7%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $13,177,972)	13,177,972	13,177,972
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $231,113,181) (a)	108.4	304,838,213
Other Assets and Liabilities, Net	(8.4)	(23,654,979)
Net Assets	100.0	281,183,234

* Non-income producing security.

(a) The cost for federal income tax purposes was $232,821,668. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $72,016,545. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $81,033,394 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,016,849.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $23,032,929, which is 8.2% of net assets.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2005, aggregated $57,703,257 and $41,650,042, respectively.

At December 31, 2004, the Global Discovery Portfolio had a net tax basis capital loss carryforward of approximately $42,800,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($11,900,000), December 31, 2010 ($25,700,000) and December 31, 2011 ($5,200,000), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Global Discovery Portfolio

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $193,854,222), including $23,032,929 of securities loaned	$ 267,579,254
Investment in Scudder Daily Assets Fund Institutional (cost $24,080,987)*	24,080,987
Investment in Scudder Cash Management QP Trust (cost $13,177,972)	13,177,972
Total investment in securities, at value (cost $231,113,181)	304,838,213
Foreign currency, at value (cost $7,355)	7,341
Receivable for investments sold	800,115
Dividends receivable	392,782
Interest receivable	66,303
Receivable for Portfolio shares sold	61,708
Foreign taxes recoverable	18,945
Total assets	306,185,407
Liabilities
Payable upon return of securities loaned	24,080,987
Payable for investments purchased	471,998
Payable for Portfolio shares redeemed	138,574
Deferred foreign taxes	91
Accrued management fee	277,000
Accrued distribution service fees (Class B)	2,807
Other accrued expenses and payables	30,716
Total liabilities	25,002,173
Net assets, at value	$ 281,183,234
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(490,070)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $91)	73,724,941
Foreign currency related transactions	(5,285)
Accumulated net realized gain (loss)	(24,227,263)
Paid-in capital	232,180,911
Net assets, at value	$ 281,183,234
Class A Net Asset Value, offering and redemption price per share ($254,033,275 ÷ 19,148,014 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.27
Class B Net Asset Value, offering and redemption price per share ($27,149,959 ÷ 2,068,094 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.13

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $195,155)	$ 2,196,639
Interest — Scudder Cash Management QP Trust	172,395
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	119,832
Total Income	2,488,866
Expenses: Management fee	1,291,273
Custodian and accounting fees	159,159
Distribution service fees (Class B)	31,127
Record keeping fee (Class B)	11,756
Auditing	18,387
Legal	8,028
Trustees' fees and expenses	5,852
Reports to shareholders	9,791
Interest expense	277
Other	10,958
Total expenses, before expense reductions	1,546,608
Expense reductions	(31,438)
Total expenses, after expense reductions	1,515,170
Net investment income (loss)	973,696
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	18,935,281
Foreign currency related transactions	(19,062)
18,916,219
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $91)	(7,990,831)
Foreign currency related transactions	(15,830)
(8,006,661)
Net gain (loss) on investment transactions	10,909,558
Net increase (decrease) in net assets resulting from operations	$ 11,883,254

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 973,696	$ 160,121
Net realized gain (loss) on investment transactions	18,916,219	13,182,071
Net unrealized appreciation (depreciation) during the period on investment transactions	(8,006,661)	33,488,081
Net increase (decrease) in net assets resulting from operations	11,883,254	46,830,273
Distributions to shareholders from: Net investment income: Class A	(1,475,427)	(501,729)
Class B	(100,297)	—
Portfolio share transactions: Class A Proceeds from shares sold	21,457,834	33,267,780
Reinvestment of distributions	1,475,427	501,729
Cost of shares redeemed	(10,249,845)	(26,576,758)
Net increase (decrease) in net assets from Class A share transactions	12,683,416	7,192,751
Class B Proceeds from shares sold	4,251,423	9,197,327
Reinvestment of distributions	100,297	—
Cost of shares redeemed	(1,845,811)	(3,074,994)
Net increase (decrease) in net assets from Class B share transactions	2,505,909	6,122,333
Increase (decrease) in net assets	25,496,855	59,643,628
Net assets at beginning of period	255,686,379	196,042,751
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $490,070 and $111,958, respectively)	$ 281,183,234	$ 255,686,379
Other Information
Class A Shares outstanding at beginning of period	18,170,922	17,610,512
Shares sold	1,654,237	2,966,838
Shares issued to shareholders in reinvestment of distributions	116,727	46,673
Shares redeemed	(793,872)	(2,453,101)
Net increase (decrease) in Class A shares	977,092	560,410
Shares outstanding at end of period	19,148,014	18,170,922
Class B Shares outstanding at beginning of period	1,871,933	1,289,405
Shares sold	332,631	862,506
Shares issued to shareholders in reinvestment of distributions	8,017	—
Shares redeemed	(144,487)	(279,978)
Net increase (decrease) in Class B shares	196,161	582,528
Shares outstanding at end of period	2,068,094	1,871,933

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Global Discovery Portfolio

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 12.77	$ 10.38	$ 6.97	$ 8.70	$ 11.76	$ 13.18
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.01	.02	(.00)[c]	(.00)[c]	(.03)
Net realized and unrealized gain (loss) on investment transactions	.53	2.41	3.40	(1.73)	(2.87)	(.62)
Total from investment operations	.58	2.42	3.42	(1.73)	(2.87)	(.65)
Less distributions from: Net investment income	(.08)	(.03)	(.01)	—	—	(.11)
Net realized gains on investment transactions	—	—	—	—	(.19)	(.66)
Total distributions	(.08)	(.03)	(.01)	—	(.19)	(.77)
Net asset value, end of period	$ 13.27	$ 12.77	$ 10.38	$ 6.97	$ 8.70	$ 11.76
Total Return (%)	4.56**	23.35	49.09	(19.89)	(24.59)	(5.29)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	254	232	183	121	150	159
Ratio of expenses before expense reductions (%)	1.13*	1.18	1.18	1.19	1.23[d]	1.28
Ratio of expenses after expense reductions (%)	1.13*	1.18	1.18	1.19	1.22[d]	1.28
Ratio of net investment income (loss) (%)	.75*	.09	.28	(.03)	.00[e]	(.25)
Portfolio turnover rate (%)	34*	24	41	47	56	66

Class B

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 12.62	$ 10.25	$ 6.89	$ 8.62	$ 11.69	$ 13.11
Income (loss) from investment operations: Net investment income (loss)[b]	.04	(.01)	.00[c]	(.02)	(.02)	(.07)
Net realized and unrealized gain (loss) on investment transactions	.52	2.38	3.36	(1.71)	(2.86)	(.61)
Total from investment operations	.56	2.37	3.36	(1.73)	(2.88)	(.68)
Less distributions from: Net investment income	(.05)	—	—	—	—	(.08)
Net realized gains on investment transactions	—	—	—	—	(.19)	(.66)
Total distributions	(.05)	—	—	—	(.19)	(.74)
Net asset value, end of period	$ 13.13	$ 12.62	$ 10.25	$ 6.89	$ 8.62	$ 11.69
Total Return (%)	4.46f**	23.12[f]	48.77	(20.07)	(24.96)	(5.42)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	24	13	4	7	11
Ratio of expenses before expense reductions (%)	1.48*	1.52	1.43	1.44	1.48[d]	1.53
Ratio of expenses after expense reductions (%)	1.24*	1.39	1.43	1.44	1.47[d]	1.53
Ratio of net investment income (loss) (%)	.64*	(.12)	.03	(.28)	(.25)	(.52)
Portfolio turnover rate (%)	34*	24	41	47	56	66

a For the six months ended June 30, 2005 (Unaudited).

b Based on average shares outstanding during the period.

c Amount is less than $.005.

d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.22% and 1.22%, and 1.47% and 1.47% for Class A and Class B, respectively.

e Amount is less than .005%.

f Total return would have been less had certain expenses not been reduced.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

International Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Class B shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 997.90	$ 995.70
Expenses Paid per $1,000*	$ 5.00	$ 6.78
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,019.79	$ 1,018.00
Expenses Paid per $1,000*	$ 5.06	$ 6.85

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series I — International Portfolio	1.01%	1.37%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

International Portfolio

International equities delivered lackluster returns for US dollar investors in the first half of 2005. Although international stocks fared well in local currency terms, the strength of the US dollar erased the majority of those gains, leaving only emerging markets in positive territory. The portfolio's Class A shares' return, unadjusted for contract charges, was -0.21%, outperforming the -1.17% return of the MSCI EAFE Index.

The portfolio's performance was boosted by our stock selection in information technology, energy and materials. Although the information technology sector was one of the weakest sectors in the index, investments in that sector were the portfolio's strongest performers, due to positive stock selection. A top performer for the portfolio was Samsung Electronics Co., Ltd., which rose on heightened earnings expectations for the latter half of the year. The portfolio's holdings in energy and materials benefited from strong sector performance as well as strength in individual stocks such as Shell Transport & Trading Co., PLC, Statoil ASA and BHP Billiton PLC. Detractors from performance included an underweight in utilities and a position in Astellas Pharma, Inc., which declined on concerns that the Japanese government may rein in drug prices next year.

During the first half of the year, stock prices were influenced by concerns about slower global growth, sustained high oil prices and rising inflation expectations. We anticipate that these risks are short term in nature since increasing globalization and rising productivity should continue to act as a counterbalance. In the short term, however, we believe the portfolio is positioned to benefit from these forces through its overweight in energy.

Alex Tedder Matthias Knerr, CFA
Lead Manager Sangita Uberoi, CFA
Managers

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

International Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	98%	100%
Cash Equivalents	2%	—
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/05	12/31/04

Europe (excluding United Kingdom)	52%	47%
United Kingdom	20%	21%
Japan	19%	23%
Pacific Basin	5%	6%
Australia	2%	1%
Latin America	1%	2%
Other	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Financials	29%	30%
Consumer Discretionary	14%	13%
Energy	11%	10%
Industrials	10%	7%
Health Care	8%	9%
Materials	7%	6%
Telecommunication Services	7%	8%
Information Technology	6%	7%
Consumer Staples	4%	5%
Utilities	4%	5%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 64. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2005 (Unaudited)

International Portfolio

	Shares	Value ($)

Common Stocks 97.3%
Australia 1.5%
Australia & New Zealand Banking Group Ltd.	355,692	5,866,060
Macquarie Airports	804,054	2,185,145
(Cost $6,651,572)		8,051,205
Austria 1.6%
Wienerberger AG (Cost $7,273,140)	194,138	9,005,879
Brazil 1.5%
Companhia Vale do Rio Doce (ADR)	149,106	4,365,824
Petroleo Brasileiro SA (ADR)	70,000	3,649,100
(Cost $3,779,130)		8,014,924
China 0.4%
China Petroleum & Chemical Corp. "H" (Cost $2,756,214)	6,340,427	2,479,653
Finland 2.1%
Nokia Oyj	187,357	3,117,959
Nokia Oyj (ADR)	128,290	2,134,746
Nokian Renkaat Oyj	333,110	6,074,591
(Cost $11,061,965)		11,327,296
France 5.5%
Axa	249,200	6,197,464
BNP Paribas SA	109,670	7,498,031
Total SA	71,833	16,821,991
(Cost $20,364,508)		30,517,486
Germany 11.2%
Adidas-Salomon AG	37,200	6,205,709
BASF AG	93,290	6,183,257
Bayer AG	161,460	5,369,996
Continental AG	66,010	4,745,378
Deutsche Post AG (Registered)	236,800	5,529,153
E.ON AG	130,386	11,575,679
Fresenius Medical Care AG (c)	52,870	4,513,286
Hypo Real Estate Holding AG	211,700	8,036,912
Metro AG	85,030	4,208,994
Schering AG	32,125	1,967,392
Siemens AG	51,470	3,741,746
(Cost $54,323,453)		62,077,502
Greece 1.8%
Alpha Bank AE	203,208	5,399,824
Hellenic Telecommunications Organization SA	236,920	4,570,783
(Cost $6,564,168)		9,970,607
Hong Kong 1.9%
Esprit Holdings Ltd. (Cost $6,474,671)	1,430,748	10,296,756
Hungary 0.8%
OTP Bank Rt "S" (GDR) (Registered) (Cost $1,331,924)	68,457	4,566,152
	Shares	Value ($)

India 1.0%
ICICI Bank Ltd. (Cost $4,568,797)	587,502	5,667,594
Indonesia 1.1%
PT Telekomunikasi Indonesia (ADR) (Cost $5,990,301)	279,000	5,817,150
Ireland 2.4%
Anglo Irish Bank Corp. PLC	451,240	5,594,997
CRH PLC	195,110	5,178,027
Grafton Group PLC (Units)*	232,782	2,696,513
(Cost $13,493,534)		13,469,537
Italy 4.8%
Banca Intesa SpA	2,017,760	9,204,493
Enel SpA (c)	348,738	3,031,082
Eni SpA (c)	386,720	9,928,529
Toro Assicurazioni SpA (c)	291,848	4,538,360
(Cost $20,737,736)		26,702,464
Japan 18.8%
Aiful Corp.	57,956	4,303,531
Astellas Pharma, Inc.	168,100	5,736,637
Canon, Inc. (c)	207,700	10,879,178
Credit Saison Co., Ltd.	85,000	2,816,662
Dai Nippon Printing Co., Ltd.	186,390	2,995,013
Daito Trust Construction Co., Ltd.	105,700	3,946,289
Hoya Corp.	58,500	6,720,397
Mitsubishi Corp.	770,000	10,415,776
Mitsubishi Tokyo Financial Group, Inc.	636	5,368,693
Mitsui Fudosan Co., Ltd.	378,000	4,232,091
Mizuho Financial Group, Inc.	2,172	9,781,372
Nippon Steel Corp.	2,557,629	5,915,088
Nissan Motor Co., Ltd.	694,157	6,833,484
Sega Sammy Holdings, Inc.	144,400	8,818,458
Sharp Corp.	212,269	3,304,187
Toyota Motor Corp.	331,800	11,862,649
(Cost $84,590,887)		103,929,505
Korea 1.0%
Samsung Electronics Co., Ltd. (Cost $2,469,096)	11,347	5,376,124
Netherlands 2.1%
ING Groep NV	261,128	7,346,449
Stork NV	107,000	4,420,997
(Cost $9,114,085)		11,767,446
Norway 2.0%
Statoil ASA	280,868	5,708,368
Telenor ASA (c)	672,800	5,341,696
(Cost $9,687,321)		11,050,064
Russia 1.2%
AFK Sistema (GDR) 144A*	163,792	2,686,189
OAO Gazprom "S" (ADR) (Registered)	105,800	3,804,130
(Cost $6,610,722)		6,490,319
	Shares	Value ($)

Spain 3.1%
ACS, Actividades de Construccion y Servicios SA	247,400	6,900,024
Telefonica SA	625,830	10,218,387
(Cost $12,533,481)		17,118,411
Sweden 3.0%
ForeningsSparbanken AB	240,260	5,262,970
SKF AB "B"	451,120	4,598,939
Telefonaktiebolaget LM Ericsson "B"*	2,129,537	6,803,214
(Cost $13,208,617)		16,665,123
Switzerland 8.7%
Baloise Holding AG "R"	78,400	3,903,066
Nestle SA (Registered)	56,379	14,408,318
Novartis AG (Registered)	152,475	7,242,097
Roche Holding AG	85,290	10,755,875
UBS AG (Registered)	152,897	11,898,966
(Cost $35,105,806)		48,208,322
Taiwan 0.6%
Hon Hai Precision Industry Co., Ltd. (Cost $2,436,478)	623,800	3,228,697
United Kingdom 19.2%
AstraZeneca PLC	103,476	4,275,962
BAA PLC	434,555	4,818,497
BHP Billiton PLC	694,630	8,909,563
Hammerson PLC	356,400	5,659,192
Hilton Group PLC	635,600	3,246,779
HSBC Holdings PLC	714,980	11,395,376
Imperial Tobacco Group PLC	297,000	7,976,283
MFI Furniture Group PLC	1,313,000	2,594,229
National Grid Transco PLC	609,470	5,893,570
Prudential PLC	471,376	4,168,352
	Shares	Value ($)

Royal Bank of Scotland Group PLC	468,314	14,102,780
Shell Transport & Trading Co., PLC	1,661,026	16,090,756
Vodafone Group PLC	4,087,162	9,931,405
Woolworths Group PLC	4,124,115	2,727,006
WPP Group PLC	434,800	4,460,365
(Cost $84,324,834)		106,250,115
Total Common Stocks (Cost $425,452,440)		538,048,331

Preferred Stocks 0.0%
Brazil
Companhia Vale do Rio Doce SA* (Cost $0)	219,880	4,586

Securities Lending Collateral 5.9%
Scudder Daily Assets Fund Institutional, 3.19% (d) (e) (Cost $32,835,517)	32,835,517	32,835,517

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $10,222,482)	10,222,482	10,222,482
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $468,510,439) (a)	105.1	581,110,916
Other Assets and Liabilities, Net	(5.1)	(28,147,631)
Net Assets	100.0	552,963,285

* Non-income producing security.

(a) The cost for federal income tax purposes was $473,382,310. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $107,728,606. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $115,955,372 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,226,766.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $31,233,697, which is 5.6% of net assets.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

144A: Security exempt from registration under Rule 144A if the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2005 aggregated $158,824,163 and $171,161,312, respectively.

At December 31, 2004, the International Portfolio had a net tax basis capital loss carryforward of approximately $221,457,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($102,131,000), December 31, 2010 ($105,374,000) and December 31, 2011 ($13,952,000), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

Financial Statements

International Portfolio

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $425,452,440), including $31,233,697 of securities loaned	$ 538,052,917
Investment in Scudder Daily Assets Fund Institutional (cost $32,835,517)*	32,835,517
Investment in Scudder Cash Management QP Trust (cost $10,222,482)	10,222,482
Total investments in securities, at value (cost $468,510,439)	581,110,916
Cash	69,339
Foreign currency, at value (cost $2,391,185)	2,314,610
Receivable for investments sold	9,328,063
Dividends receivable	1,390,115
Interest receivable	70,911
Receivable for Portfolio shares sold	212,713
Foreign taxes recoverable	362,277
Other assets	8,568
Total assets	594,867,512
Liabilities
Payable upon return of securities loaned	32,835,517
Payable for investments purchased	8,130,523
Payable for Portfolio shares redeemed	390,448
Deferred foreign taxes	52,424
Accrued management fee	382,112
Accrued distribution service fees (Class B)	7,147
Other accrued expenses and payables	106,056
Total liabilities	41,904,227
Net assets, at value	$ 552,963,285
Net Assets
Net assets consist of: Undistributed net investment income	5,139,875
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $52,424)	112,548,053
Foreign currency related transactions	(27,829)
Accumulated net realized gain (loss)	(200,749,753)
Paid-in capital	636,052,939
Net assets, at value	$ 552,963,285
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($517,020,166 ÷ 55,461,445 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.32
Class B Net Asset Value, offering and redemption price per share ($35,943,119 ÷ 3,859,163 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.31

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,271,714)	$ 9,676,789
Interest	982
Interest — Scudder Cash Management QP Trust	83,286
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	325,169
Total Income	10,086,226
Expenses: Management fee	2,388,188
Custodian and accounting fees	353,671
Distribution service fees (Class B)	44,174
Record keeping fees (Class B)	24,247
Auditing	17,119
Legal	6,349
Trustees' fees and expenses	8,120
Reports to shareholders	15,183
Interest expense	5,069
Other	15,869
Total expenses, before expense reductions	2,877,989
Expense reductions	(7,481)
Total expenses, after expense reductions	2,870,508
Net investment income (loss)	7,215,718
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $50,406)	24,320,606
Foreign currency related transactions	(118,688)
24,201,918
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $52,424)	(32,814,333)
Foreign currency related transactions	(260,379)
(33,074,712)
Net gain (loss) on investment transactions	(8,872,794)
Net increase (decrease) in net assets resulting from operations	$ (1,657,076)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 7,215,718	$ 5,345,381
Net realized gain (loss) on investment transactions	24,201,918	34,381,716
Net unrealized appreciation (depreciation) during the period on investment transactions	(33,074,712)	41,874,166
Net increase (decrease) in net assets resulting from operations	(1,657,076)	81,601,263
Distributions to shareholders from: Net investment income: Class A	(8,620,538)	(6,363,976)
Class B	(480,677)	(312,686)
Portfolio share transactions: Class A Proceeds from shares sold	24,111,019	57,653,358
Reinvestment of distributions	8,620,538	6,363,976
Cost of shares redeemed	(38,527,226)	(86,826,684)
Net increase (decrease) in net assets from Class A share transactions	(5,795,669)	(22,809,350)
Class B Proceeds from shares sold	2,642,781	19,706,198
Reinvestment of distributions	480,677	312,686
Cost of shares redeemed	(1,626,772)	(13,535,303)
Net increase (decrease) in net assets from Class B share transactions	1,496,686	6,483,581
Increase (decrease) in net assets	(15,057,274)	58,598,832
Net assets at beginning of period	568,020,559	509,421,727
Net assets at end of period (including undistributed net investment income of $5,139,875 and $7,025,372, respectively)	$ 552,963,285	$ 568,020,559
Other Information
Class A Shares outstanding at beginning of period	56,078,328	58,747,179
Shares sold	2,550,755	6,770,517
Shares issued to shareholders in reinvestment of distributions	946,272	763,983
Shares redeemed	(4,113,910)	(10,203,351)
Net increase (decrease) in Class A shares	(616,883)	(2,668,851)
Shares outstanding at end of period	55,461,445	56,078,328
Class B Shares outstanding at beginning of period	3,699,485	2,910,661
Shares sold	281,159	2,359,763
Shares issued to shareholders in reinvestment of distributions	52,764	37,537
Shares redeemed	(174,245)	(1,608,476)
Net increase (decrease) in Class B shares	159,678	788,824
Shares outstanding at end of period	3,859,163	3,699,485

The accompanying notes are an integral part of the financial statements.

Financial Highlights

International Portfolio

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.50	$ 8.26	$ 6.52	$ 8.05	$ 14.26	$ 20.34
Income (loss) from investment operations: Net investment income[b]	.12	.09	.09	.05	.06	.08
Net realized and unrealized gain (loss) on investment transactions	(.14)	1.26	1.70	(1.52)	(3.97)	(4.24)
Total from investment operations	(.02)	1.35	1.79	(1.47)	(3.91)	(4.16)
Less distributions from: Net investment income	(.16)	(.11)	(.05)	(.06)	(.05)	(.09)
Net realized gains on investment transactions	—	—	—	—	(2.25)	(1.83)
Total distributions	(.16)	(.11)	(.05)	(.06)	(2.30)	(1.92)
Net asset value, end of period	$ 9.32	$ 9.50	$ 8.26	$ 6.52	$ 8.05	$ 14.26
Total Return (%)	(.21)**	16.53	27.75	(18.37)	(30.86)	(21.70)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	517	533	485	412	513	720
Ratio of expenses before expense reductions (%)	1.01*	1.04	1.05	1.03	1.01[c]	.96
Ratio of expenses after expense reductions (%)	1.01*	1.04	1.05	1.03	1.00[c]	.96
Ratio of net investment income (loss) (%)	2.61*	1.05	1.32	.73	.64	.48
Portfolio turnover rate (%)	58*	73	119	123	105	79

Class B

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.48	$ 8.24	$ 6.50	$ 8.03	$ 14.19	$ 20.24
Income (loss) from investment operations: Net investment income[b]	.11	.06	.07	.04	.05	.04
Net realized and unrealized gain (loss) on investment transactions	(.15)	1.27	1.71	(1.53)	(3.94)	(4.22)
Total from investment operations	(.04)	1.33	1.78	(1.49)	(3.89)	(4.18)
Less distributions from: Net investment income	(.13)	(.09)	(.04)	(.04)	(.02)	(.04)
Net realized gains on investment transactions	—	—	—	—	(2.25)	(1.83)
Total distributions	(.13)	(.09)	(.04)	(.04)	(2.27)	(1.87)
Net asset value, end of period	$ 9.31	$ 9.48	$ 8.24	$ 6.50	$ 8.03	$ 14.19
Total Return (%)	(.43)d**	16.24[d]	27.52	(18.62)	(30.81)	(21.89)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	35	24	8	3.77
Ratio of expenses before expense reductions (%)	1.40*	1.38	1.32	1.28	1.26[c]	1.21
Ratio of expenses after expense reductions (%)	1.37*	1.35	1.32	1.28	1.25[c]	1.21
Ratio of net investment income (loss) (%)	2.25*	.74	1.05	.48	.39	.23
Portfolio turnover rate (%)	58*	73	119	123	105	79

a For the six months ended June 30, 2005 (Unaudited).

b Based on average shares outstanding during the period.

c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.00% and 1.00%, and 1.25% and 1.25% for Class A and Class B, respectively.

d Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

Health Sciences Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,011.70	$ 1,010.10
Expenses Paid per $1,000*	$ 4.34	$ 6.18
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,020.48	$ 1,018.65
Expenses Paid per $1,000*	$ 4.36	$ 6.21

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series I — Health Sciences Portfolio	.87%	1.24%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Health Sciences Portfolio

Largely due to the strong performance of managed care stocks, Health Sciences Portfolio managed to post a positive return during a difficult period for health care stocks and the market in general. For the six-month period, the portfolio posted a total return of 1.25% (Class A shares, unadjusted for contract charges). In comparison, the S&P 500 Index returned -0.81% and the Goldman Sachs Healthcare Index returned 5.95%.

In the health care services sector, the portfolio's holdings in Caremark Rx, Inc. helped the portfolio's performance. As a provider of comprehensive drug benefit services, Caremark benefited from the growing popularity of mail-order drugs, generic drugs and specialty products such as biotechnology treatments. Humana Inc. and PacifiCare Health Systems, Inc., both of which are positioned to benefit from the changes to the Medicare laws, also produced strong gains during the quarter. While many biotech stocks fell during the six-month period, Genentech, Inc. was a stand out performer due to positive clinical results for three different drugs. On the negative side, the fund was hurt by positions in Biogen Idec, Inc. and Elan Corp. PLC (not held in the portfolio at the end of the reporting period) due to the withdrawal of a promising new drug for multiple sclerosis that encountered a serious, unexpected side effect.

A key event in 2006 will be the new Medicare prescription drug benefit. We think this will have a positive influence on the managed care companies and on most of the rest of the health care industry. We believe our focus on individual company research will enable us to build a portfolio of the most attractive companies within this dynamic and fast-growing industry.

James E. Fenger
Lead Portfolio Manager
Leefin Lai, CFA, CPA
Portfolio Manager
Thomas Bucher, CFA
Consultant to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. The portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Goldman Sachs Healthcare Index is an unmanaged market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Health Sciences Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Industry Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Pharmaceuticals	30%	33%
Biotechnology	23%	27%
Medical Supply & Specialty	19%	17%
Health Care Services	19%	16%
Hospital Management	5%	4%
Life Sciences Equipment	4%	3%
	100%	100%

Asset allocation and industry diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 74. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2005 (Unaudited)

Health Sciences Portfolio

	Shares	Value ($)

Common Stocks 98.3%
Health Care 98.3%
Biotechnology 23.0%
Actelion Ltd.*	6,000	622,830
Amgen, Inc.*	85,350	5,160,261
Amylin Pharmaceuticals, Inc.* (c)	33,400	699,062
Biogen Idec, Inc.*	48,920	1,685,294
Celgene Corp.*	43,000	1,753,110
Discovery Laboratories, Inc.* (c)	98,800	720,252
DOV Pharmaceutical, Inc.*	61,200	1,141,992
Encysive Pharmaceuticals, Inc.*	39,700	429,157
Eyetech Pharmaceuticals, Inc.*	16,600	209,824
Gen-Probe, Inc.*	31,900	1,155,737
Genentech, Inc.*	37,800	3,034,584
Genzyme Corp.*	43,800	2,631,942
Gilead Sciences, Inc.*	59,000	2,595,410
GPC Biotech AG (ADR)* (c)	60,512	682,575
Keryx Biopharmaceuticals, Inc.*	18,800	248,160
MedImmune, Inc.*	21,100	563,792
MGI Pharma, Inc.*	79,500	1,729,920
Millennium Pharmaceuticals, Inc.*	56,700	525,609
Myogen, Inc.* (c)	22,500	157,275
OSI Pharmaceuticals, Inc.*	15,200	621,224
Pharmion Corp.*	25,400	589,534
Rigel Pharmaceuticals, Inc.*	74,600	1,486,032
Telik, Inc.*	41,400	673,164
		29,116,740
Health Care Services 18.6%
Aetna, Inc.	32,400	2,683,368
Allscripts Healthcare Solutions, Inc.*	14,600	242,506
Caremark Rx, Inc.*	67,200	2,991,744
Covance, Inc.*	26,200	1,175,594
DaVita, Inc.*	18,200	827,736
Fresenius Medical Care AG (c)	11,300	964,633
Humana, Inc.*	39,100	1,553,834
Medco Health Solutions, Inc.*	9,484	506,066
PacifiCare Health Systems, Inc.*	20,800	1,486,160
PSS World Medical, Inc.*	49,400	615,030
UnitedHealth Group, Inc.	104,200	5,432,988
WellPoint, Inc.*	70,700	4,923,548
		23,403,207
Hospital Management 4.5%
Community Health Systems, Inc.*	65,600	2,479,024
Kindred Healthcare, Inc.*	32,700	1,295,247
Manor Care, Inc.	20,800	826,384
Triad Hospitals, Inc.*	19,400	1,060,016
		5,660,671
Life Sciences Equipment 3.8%
Charles River Laboratories International, Inc.*	40,000	1,930,000
Invitrogen Corp.*	11,300	941,177
PerkinElmer, Inc.	51,800	979,020
Serologicals Corp.*	41,200	875,500
		4,725,697
	Shares	Value ($)

Medical Supply & Specialty 18.9%
Baxter International, Inc.	42,400	1,573,040
Biomet, Inc.	27,400	949,136
C.R. Bard, Inc.	16,000	1,064,160
Cardinal Health, Inc.	38,900	2,239,862
Cooper Companies, Inc.	23,900	1,454,554
Cytyc Corp.*	56,200	1,239,772
Elekta AB "B"*	38,000	1,574,170
Fisher Scientific International, Inc.*	38,200	2,479,180
Guidant Corp.	18,400	1,238,320
I-Flow Corp.*	33,600	559,104
IntraLase Corp.*	24,100	472,842
Kyphon, Inc.*	33,800	1,175,902
Medtronic, Inc.	40,300	2,087,137
Nobel Biocare Holding AG	7,500	1,517,882
Smith & Nephew PLC*	100,365	987,859
St. Jude Medical, Inc.*	28,900	1,260,329
Stryker Corp.	17,600	837,056
Zimmer Holdings, Inc.*	14,600	1,112,082
		23,822,387
Pharmaceuticals 29.5%
Abbott Laboratories	84,800	4,156,048
Allergan, Inc.	7,900	673,396
Astellas Pharma, Inc.	46,000	1,569,812
AstraZeneca PLC	26,135	1,079,982
Barrier Therapeutics, Inc.*	45,600	361,608
Eli Lilly & Co.	21,000	1,169,910
IVAX Corp.*	68,525	1,473,288
Johnson & Johnson	29,700	1,930,500
Medicis Pharmaceutical Corp. "A" (c)	26,700	847,191
Novartis AG (Registered)	70,996	3,372,093
Pfizer, Inc.	157,340	4,339,437
Roche Holding AG	23,798	3,001,153
Sanofi-Aventis (c)	28,050	2,296,414
Schering-Plough Corp.	111,600	2,127,095
Schwarz Pharma AG	28,200	1,278,597
Sepracor, Inc.*	22,700	1,362,227
Shire Pharmaceuticals Group PLC (ADR)	24,800	813,440
Teva Pharmaceutical Industries Ltd. (ADR)	32,100	999,594
Watson Pharmaceuticals, Inc.*	13,000	384,280
Wyeth	89,700	3,991,650
		37,227,715
Total Common Stocks (Cost $96,936,168)		123,956,417

Securities Lending Collateral 4.2%
Scudder Daily Assets Fund Institutional, 3.19% (d) (e) (Cost $5,322,136)	5,322,136	5,322,136
	Shares	Value ($)

Cash Equivalents 0.7%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $910,482)	910,482	910,482
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $103,168,786) (a)	103.2	130,189,035
Other Assets and Liabilities, Net	(3.2)	(4,017,803)
Net Assets	100.0	126,171,232

* Non-income producing security.

(a) The cost for federal income tax purposes was $103,698,197. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $26,490,838. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $29,870,676 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,379,838.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $5,095,902, which is 4.0% of net assets.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2005, aggregated $28,647,149 and $31,331,968, respectively.

At December 31, 2004, the Health Sciences Portfolio had a net tax basis capital loss carryforward of approximately $5,204,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010 ($2,962,000) and December 31, 2011 ($2,242,000), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Health Sciences Portfolio

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $96,936,168) — including $5,095,902 of securities loaned	$ 123,956,417
Investment in Scudder Daily Assets Fund Institutional (cost $5,322,136)*	5,322,136
Investment in Scudder Cash Management QP Trust (cost $910,482)	910,482
Total investments in securities, at value (cost $103,168,786)	130,189,035
Cash	10,000
Foreign currency, at value (cost $331,913)	317,638
Receivable for investments sold	1,134,289
Dividends receivable	7,671
Interest receivable	13,880
Receivable for Portfolio shares sold	11,460
Foreign taxes recoverable	12,271
Other assets	2,682
Total assets	131,698,926
Liabilities
Payable upon return of securities loaned	5,322,136
Payable for Portfolio shares redeemed	89,264
Accrued management fee	75,234
Accrued distribution service fees (Class B)	6,286
Other accrued expenses and payables	34,774
Total liabilities	5,527,694
Net assets, at value	$ 126,171,232
Net Assets
Net assets consist of: Accumulated net investment loss	(98,889)
Net unrealized appreciation (depreciation) on: Investments	27,020,249
Foreign currency related transactions	(14,560)
Accumulated net realized gain (loss)	(4,327,028)
Paid-in capital	103,591,460
Net assets, at value	$ 126,171,232
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($105,401,833 ÷ 8,678,602 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.15
Class B Net Asset Value, offering and redemption price per share ($20,769,399 ÷ 1,726,666 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.03

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $31,525)	$ 419,467
Interest — Scudder Cash Management QP Trust	35,735
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	16,507
Total Income	471,709
Expenses: Management fee	461,082
Custodian and accounting fees	45,170
Distribution service fees (Class B)	24,880
Record keeping fees (Class B)	12,485
Auditing	17,806
Legal	140
Trustees' fees and expenses	2,910
Reports to shareholders	2,612
Other	4,330
Total expenses, before expense reductions	571,415
Expense reductions	(1,100)
Total expenses, after expense reductions	570,315
Net investment income (loss)	(98,606)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,596,997
Foreign currency related transactions	(12,360)
1,584,637
Net unrealized appreciation (depreciation) during the period on: Investments	(108,912)
Foreign currency related transactions	(15,686)
(124,598)
Net gain (loss) on investment transactions	1,460,039
Net increase (decrease) in net assets resulting from operations	$ 1,361,433

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ (98,606)	$ (424,014)
Net realized gain (loss) on investment transactions	1,584,637	5,571,554
Net unrealized appreciation (depreciation) during the period on investment transactions	(124,598)	5,777,481
Net increase (decrease) in net assets resulting from operations	1,361,433	10,925,021
Portfolio share transactions: Class A Proceeds from shares sold	3,485,819	14,603,543
Cost of shares redeemed	(8,062,813)	(16,500,791)
Net increase (decrease) in net assets from Class A share transactions	(4,576,994)	(1,897,248)
Class B Proceeds from shares sold	1,925,464	9,015,887
Cost of shares redeemed	(1,872,298)	(1,312,710)
Net increase (decrease) in net assets from Class B share transactions	53,166	7,703,177
Increase (decrease) in net assets	(3,162,395)	16,730,950
Net assets at beginning of period	129,333,627	112,602,677
Net assets at end of period (including accumulated net investment loss of $98,889 and $283, respectively)	$ 126,171,232	$ 129,333,627
Other Information
Class A Shares outstanding at beginning of period	9,070,686	9,253,001
Shares sold	293,404	1,284,769
Shares redeemed	(685,488)	(1,467,084)
Net increase (decrease) in Class A shares	(392,084)	(182,315)
Shares outstanding at end of period	8,678,602	9,070,686
Class B Shares outstanding at beginning of period	1,720,377	1,034,876
Shares sold	165,570	802,351
Shares redeemed	(159,281)	(116,850)
Net increase (decrease) in Class B shares	6,289	685,501
Shares outstanding at end of period	1,726,666	1,720,377

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Health Sciences Portfolio

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.00	$ 10.95	$ 8.19	$ 10.65	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[d]	(.01)	(.03)	(.02)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.16	1.08	2.78	(2.43)	.67
Total from investment operations	.15	1.05	2.76	(2.46)	.65
Net asset value, end of period	$ 12.15	$ 12.00	$ 10.95	$ 8.19	$ 10.65
Total Return (%)	1.25**	9.59	33.70	(23.10)	6.50e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	109	101	69	56
Ratio of expenses before expense reductions (%)	.87*	.88	.87	.91	1.40*
Ratio of expenses after expense reductions (%)	.87*	.88	.87	.91	.95*
Ratio of net investment income (loss) (%)	(.10)*	(.29)	(.24)	(.38)	(.25)*
Portfolio turnover rate (%)	47*	77	64	53	34*

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 11.91	$ 10.91	$ 8.19	$ 8.09
Income (loss) from investment operations: Net investment income (loss)[d]	(.03)	(.08)	(.07)	(.04)
Net realized and unrealized gain (loss) on investment transactions	.15	1.08	2.79	.14
Total from investment operations	.12	1.00	2.72	.10
Net asset value, end of period	$ 12.03	$ 11.91	$ 10.91	$ 8.19
Total Return (%)	1.01**	9.17	33.21	1.24**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	20	11.3
Ratio of expenses (%)	1.24*	1.27	1.26	1.16*
Ratio of net investment income (loss) (%)	(.47)*	(.68)	(.63)	(.92)*
Portfolio turnover rate (%)	47*	77	64	53

a For the six months ended June 30, 2005 (Unaudited).

b For the period May 1, 2001 (commencement of operations of Class A shares) to December 31, 2001.

c For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

d Based on average shares outstanding during the period.

e Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of seven diversified portfolios: Money Market Portfolio, Bond Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Series offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for each of the other Portfolios. On May 3, 2005, the Bond Portfolio commenced offering Class B shares. Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. Class B shares for certain Portfolios have not been funded, and thus are not shown in these financial statements.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fee and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Portfolios.

Security Valuation. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Series may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. Each Portfolio, except the Money Market Portfolio, may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. During the six months ended June 30, 2005, the Bond Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio loaned securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. Each Portfolio, except for Money Market Portfolio, may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Portfolios are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Bond Portfolio, Global Discovery Portfolio and International Portfolio each entered into forward foreign currency exchange contracts during the six months ended June 30, 2005.

Mortgage Dollar Rolls. The Bond Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them.

At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

The Bond Portfolio entered into mortgage dollar rolls during the six months ended June 30, 2005.

When-Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Bond Portfolio invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolio invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Portfolio having a contractual relationship only with the Lender, not with the sovereign borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Series' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which each Portfolio invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. All other Portfolios will declare and distribute dividends from their net investment income, if any, in April, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward foreign currency exchange contracts, passive foreign investment companies, post October loss deferrals, non-taxable distributions and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. Each Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Portfolio that have not yet been made. However, based on experience, each Portfolio expects the risk of loss to be remote.

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses, such as reports to shareholders and legal fees, are allocated among the Portfolios.

Other. For the Money Market Portfolio, investment transactions are accounted for on trade date. For all other Portfolios, investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolios in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

Under the Series' Management Agreement with the Advisor, the Portfolios pay a monthly investment management fee, based on the average daily net assets of each Portfolio, payable monthly, at the annual rates shown below:

Portfolio	Annual Management Fee Rate
Money Market Portfolio	0.370%
Bond Portfolio	0.475%
Global Discovery Portfolio	0.975%

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in Bond Portfolio. The Advisor compensates DeAMIS out of the management fee it receives from Bond Portfolio.

For the period January 1, 2005 through April 30, 2005, the Growth and Income Portfolio paid the Advisor a monthly investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rate shown below:

Portfolio	Annual Management Fee Rate
Growth and Income Portfolio	0.475%

Effective May 1, 2005, the Growth and Income Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $250 million	0.475%
next $750 million	0.450%
over $1 billion	0.425%

For the six months ended June 30, 2005, the Growth and Income Portfolio waived a portion of its management fees pursuant to the Management Agreement aggregating $5,171 and the amount charged aggregated $553,433, which was equivalent to an annual effective rate of 0.469% of the Portfolio's average daily net assets.

From January 1, 2005 through April 30, 2005, the Capital Growth Portfolio paid the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $500 million	0.475%
next $500 million	0.450%
over $1 billion	0.425%

Effective May 1, 2005, the Capital Growth Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $250 million	0.475%
next $750 million	0.450%
over $1 billion	0.425%

For the six months ended June 30, 2005, the Capital Growth Portfolio incurred a management fee equivalent to an annualized effective rate of 0.463% of the Portfolio's average daily net assets.

International Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $500 million	0.875%
over $500 million	0.725%

For the six months ended June 30, 2005, International Portfolio incurred a management fee equivalent to an annualized effective rate of 0.858% of the Portfolio's average daily net assets. DeAMIS serves as subadvisor with respect to the investment and reinvestment of assets in the International Portfolio. The Advisor compensates DeAMIS out of the management fee it receives from the International Portfolio.

The Health Sciences Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $250 million	0.750%
next $750 million	0.725%
next $1.5 billion	0.700%
next $2.5 billion	0.680%
next $2.5 billion	0.650%
next $2.5 billion	0.640%
next $2.5 billion	0.630%
over $12.5 billion	0.620%

For the six months ended June 30, 2005, Health Sciences Portfolio incurred a management fee equivalent to an annualized effective rate of 0.750% of the Portfolio's average daily net assets.

For the period May 1, 2004 through April 30, 2006, the Advisor and certain of its subsidiaries have agreed to limit their fees and reimburse expenses of each class of the Health Sciences Portfolio to the extent necessary to maintain the annualized expenses of Class A at 0.95% and Class B at 1.35%.

In addition, for the period January 1, 2005 through April 30, 2006 (Bond Portfolio Class B commenced operations on May 3, 2005), the Advisor agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio	Operating Expense Ratio
Money Market Portfolio	0.68%
Bond Portfolio Class A	0.71%
Bond Portfolio Class B	1.11%
Global Discovery Portfolio Class A	1.24%
Global Discovery Portfolio Class B	1.24%
International Portfolio Class A	1.37%
International Portfolio Class B	1.37%

Also, for the period January 1, 2005 through April 30, 2005, the Advisor agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio	Operating Expense Ratio
Capital Growth Portfolio Class A	1.08%
Capital Growth Portfolio Class B	1.08%
Growth and Income Portfolio Class A	1.09%
Growth and Income Portfolio Class B	1.09%

Effective May 1, 2005 through April 30, 2008, the Advisor agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio	Operating Expense Ratio
Capital Growth Portfolio Class A	0.49%
Capital Growth Portfolio Class B	0.86%
Growth and Income Portfolio Class A	0.54%
Growth and Income Portfolio Class B	0.89%

Under these arrangements, the Advisor reimbursed International Portfolio and Global Discovery Portfolio $4,694 and $29,843, respectively, for expenses.

Service Provider Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. In turn, SFAC has delegated certain fund accounting functions to a third-party service provider. For the six months ended June 30, 2005, SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Unpaid at June 30, 2005 ($)
Money Market Portfolio	21,623	2,396
Bond Portfolio	60,178	4,192
Growth and Income Portfolio	35,770	6,274
Capital Growth Portfolio	59,352	1,919
Global Discovery Portfolio	91,995	1,955
International Portfolio	178,520	26,579
Health Sciences Portfolio	34,532	7,293

Scudder Investments Service Company, an affiliate of the Advisor, is the transfer and dividend-paying agent of the Series. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services.

Scudder Distributors, Inc. ("SDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, SDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, SDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Portfolio's Statement of Operations.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Portfolios. For the six months ended June 30, 2005, the amount charged to the Portfolios by DeIM included in reports to shareholders were as follows:

Portfolio	Amount ($)	Unpaid at June 30, 2005 ($)
Money Market Portfolio	4,602	3,055
Bond Portfolio	4,602	3,055
Growth and Income Portfolio	4,602	3,055
Capital Growth Portfolio	4,602	3,055
Global Discovery Portfolio	4,602	3,055
International Portfolio	4,602	3,055
Health Sciences Portfolio	4,602	3,055

Trustees' Fees and Expenses. The Portfolios pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings. Allocated Trustees' fees and expenses for each Portfolio for the six months ended June 30, 2005 are detailed in each Portfolio's Statement of Operations.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Series may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

C. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

D. Expense Reductions

For the six months ended June 30, 2005, the Advisor agreed to reimburse the Portfolios, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider as follows:

Portfolio	Amount ($)
Money Market Portfolio	791
Bond Portfolio	1,284
Growth and Income Portfolio	1,375
Capital Growth Portfolio	3,374
Global Discovery Portfolio	1,595
International Portfolio	2,787
Health Sciences Portfolio	1,076

In addition, Money Market Portfolio, Bond Portfolio, Growth and Income Portfolio, Capital Growth Portfolio and Health Sciences Portfolio have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' expenses. During the six months ended June 30, 2005, the custodian fees were reduced as follows:

Portfolio	Custody Credits ($)
Money Market Portfolio	22
Bond Portfolio	758
Growth and Income Portfolio	7,420
Capital Growth Portfolio	116
Health Sciences Portfolio	24

E. Forward Foreign Currency Exchange Contracts

As of June 30, 2005, the Bond Portfolio had entered into the following forward foreign currency exchange contracts resulting in the following:

				Settlement Date	Unrealized Appreciation (US$)
Contracts to Deliver		In Exchange For
AUD	1,161,267	USD	897,195	7/28/2005	14,810
USD	456,488	CLP	269,442,213	7/28/2005	9,726
EUR	4,370,947	USD	5,658,650	7/28/2005	364,050
EUR	358,129	USD	455,149	7/28/2005	19,274
EUR	430,000	USD	563,687	7/28/2005	42,821
EUR	492,000	USD	636,648	7/28/2005	40,680
EUR	305,000	USD	395,323	7/28/2005	25,871
GBP	255,006	USD	456,522	7/28/2005	130
GBP	707,020	USD	1,330,921	7/28/2005	65,982
GBP	1,418,567	USD	2,692,341	7/28/2005	153,488
GBP	239,351	USD	450,922	7/28/2005	22,548
JPY	49,619,187	USD	454,451	7/28/2005	5,888
JPY	48,652,522	USD	448,189	7/28/2005	846
KRW	440,724,503	USD	439,626	7/28/2005	13,694
KRW	6,549,280	USD	6,512	7/28/2005	181
USD	30,000	MXN	331,710	7/28/2005	702
NZD	1,876,137	USD	1,354,582	7/28/2005	20,770
SEK	3,042,841	USD	404,678	7/28/2005	10,952
USD	80,000	TRY	111,608	7/28/2005	3,120
USD	78,500	TRY	108,369	7/28/2005	2,208
TWD	13,964,836	USD	451,790	7/28/2005	11,171
TWD	13,964,836	USD	447,233	7/28/2005	6,613
USD	50,000	UAH	280,000	7/28/2005	5,482
Total unrealized appreciation					841,007
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
USD	445,322	AUD	580,633	7/28/2005	(4,130)
USD	447,036	CLP	257,202,344	7/28/2005	(2,001)
CLP	257,202,344	USD	444,794	7/28/2005	(241)
USD	1,073,225	EUR	883,000	7/28/2005	(3,632)
USD	394,411	EUR	305,000	7/28/2005	(24,959)
USD	445,723	GBP	244,641	7/28/2005	(4,609)
USD	80,000	IDR	762,560,000	7/28/2005	(1,869)
IDR	762,560,000	USD	77,979	7/28/2005	(152)
USD	446,736	JPY	48,037,572	7/28/2005	(5,607)
USD	456,467	JPY	48,652,522	7/28/2005	(8,329)
USD	456,467	JPY	48,652,522	7/28/2005	(7,646)
USD	448,508	KRW	449,718,881	7/28/2005	(13,807)
MXN	29,362,450	USD	2,606,752	7/28/2005	(110,975)
MXN	2,309,008	USD	207,897	7/28/2005	(5,820)
MXN	3,024,000	USD	269,663	7/28/2005	(10,232)
MXN	785,925	USD	70,000	7/28/2005	(2,744)
USD	6,877	NZD	9,802	7/28/2005	(76)
USD	444,248	NZD	629,871	7/28/2005	(3,635)
USD	80,000	PLN	263,616	7/28/2005	(1,203)
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
USD	80,000	PLN	266,104	7/28/2005	(459)
USD	80,144	RUB	2,220,000	7/28/2005	(2,742)
USD	863,854	SEK	6,085,682	7/28/2005	(25,728)
USD	453,531	SEK	3,451,414	7/28/2005	(3,351)
USD	451,459	SGD	738,984	7/28/2005	(12,664)
USD	445,703	SGD	738,984	7/28/2005	(6,908)
USD	897,195	TWD	27,929,672	7/28/2005	(15,956)
Total unrealized depreciation					(279,475)
Currency Abbreviations
AUD	Australian Dollar	KRW	Korean Won	TRY	New Turkish Lira
CLP	Chilean Peso	MXN	Mexican Peso	TWD	Taiwan Dollar
EUR	Euro	NZD	New Zealand Dollar	SGD	Singapore Dollar
GBP	Pound Sterling	PLN	New Zloty	UAH	Ukraine Hryvnia
IDR	Indonesian Rupiah	RUB	Russian Ruble	USD	United States Dollar
JPY	Japanese Yen	SEK	Swedish Krona

F. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 48%, 14% and 12%, respectively.

Bond Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 34%, 26% and 11%, respectively. One Participating Insurance Company was owner of record of 85% of the total outstanding Class B shares of the Portfolio.

Growth and Income Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 32%, 31% and 12%, respectively. Four Participating Insurance Companies were owners of record of 66%, 12%, 11% and 10%, respectively, of the total outstanding Class B shares of the Portfolio.

Capital Growth Portfolio: Five Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 29%, 18%, 12%, 11% and 10%, respectively. One Participating Insurance Company was owner of record of 85% of the total outstanding Class B shares of the Portfolio.

Global Discovery Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57% and 21%, respectively. Two Participating Insurance Companies were owners of record of 64% and 19%, respectively, of the total outstanding Class B shares of the Portfolio.

International Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 23%, 19% and 13%, respectively. One Participating Insurance Company was owner of record of 84% of the total outstanding Class B shares of the Portfolio.

Health Sciences Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 78% and 22%, respectively. Two Participating Insurance Companies were owners of record of 79% and 11%, respectively, of the total outstanding Class B shares of the Portfolio.

G. Line of Credit

The Series and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

I. Acquisition of Assets

On April 29, 2005, the Growth and Income Portfolio acquired all of the net assets of SVS Focus Value+Growth Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 7,630,195 Class A shares and 797,917 Class B shares of the SVS Focus Value+Growth Portfolio, respectively, for 11,366,540 Class A shares and 1,191,379, respectively, outstanding on April 29, 2005. SVS Focus Value+Growth Portfolio's net assets at that date of $109,496,717, including $2,627,352 of net unrealized appreciation, were combined with those of the Growth and Income Portfolio. The aggregate net assets of the Growth and Income Portfolio immediately before the acquisition were $196,724,411. The combined net assets of the Growth and Income Portfolio immediately following the acquisition were $306,221,128.

On April 29, 2005, the Capital Growth Portfolio acquired all of the net assets of Scudder Growth Portfolio and SVS Eagle Focused Large Cap Growth Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 13,922,674 Class A shares and 864,495 Class B shares of the Scudder Growth Portfolio and 9,460,787 Class A shares and 3,575,054 Class B shares of the SVS Eagle Focused Large Cap Growth Portfolio, respectively, for 17,164,853 Class A shares and 1,066,401 Class B shares and 5,035,742 Class A shares and 1,896,817 of Class B shares of Capital Growth Portfolio, respectively, outstanding on April 29, 2005. Scudder Growth Portfolio and SVS Eagle Focused Large Cap Growth Portfolio's net assets at that date of $275,619,467 and $104,748,174, respectively, including $53,072,812 and $4,059,393, respectively, of net unrealized appreciation, were combined with those of the Capital Growth Portfolio. The aggregate net assets of the Capital Growth Portfolio immediately before the acquisition were $680,032,918. The combined net assets of the Capital Growth Portfolio immediately following the acquisition were $1,060,400,559.

J. Other — Bond Portfolio

Deutsche Bank has signed an agreement with Aberdeen Asset Management ("Aberdeen") to sell parts of the United Kingdom and Philadelphia-based asset management business of Deutsche Asset Management. This proposed sale, which is subject to regulatory approval, is not yet approved by the Board or shareholders. In the event the sale is approved, it is expected that Aberdeen, or an affiliate thereof, would become subadvisor to the fund.

Proxy Voting

A description of the series' policies and procedures for voting proxies for portfolio securities and information about how the series voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the series' policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

About the Series' Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SVS1-3 (8/31/05) 39343

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Variable Series I

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Variable Series I

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 23, 2005